ANNUAL
                                    REPORT

                            [american century logo]
                                    American
                                Century(reg.sm)

                                OCTOBER 31, 1997

                                    BENHAM
                                     GROUP

                             Limited-Term Tax-Free
                          Intermediate-Term Tax-Free
                              Long-Term Tax-Free


                               TABLE OF CONTENTS

Report Highlights .......................................................      1
Our Message to You ......................................................      2
Market Perspective ......................................................      3
Municipal Credit Review .................................................      4
Limited-Term Tax-Free
           Performance Information ......................................      5
           Management Q & A .............................................      6
           Schedule of Investments ......................................      9
           Financial Highlights .........................................     34
Intermediate-Term Tax-Free
           Performance Information ......................................     11
           Management Q & A .............................................     12
           Schedule of Investments ......................................     15
           Financial Highlights .........................................     35
Long-Term Tax-Free
           Performance Information ......................................     20
           Management Q & A .............................................     21
           Schedule of Investments ......................................     24
           Financial Highlights .........................................     36
Statements of Assets and Liabilities ....................................     28
Statements of Operations ................................................     29
Statements of Changes in Net Assets .....................................     30
Notes to Financial Statements ...........................................     31
Report of Independent Accountants .......................................     37
Proxy Voting Results ....................................................     38
Background Information
           Investment Philosophy & Policies .............................     44
           Comparative Indices ..........................................     44
           Lipper Rankings ..............................................     44
           Investment Team Leaders ......................................     44
Glossary ................................................................     45

       American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.

                   AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
  Limited-Term Tax-Free
Intermediate-Term Tax-Free
   Long-Term Tax-Free

We welcome your comments or questions about this report.

See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and American Century are registered marks of American Century Services Corporation. Benham Group is a registered mark of Benham Management Corporation.


                          AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* Municipal securities produced solid returns during the fiscal year ended October 31, 1997.

* Despite lower yields overall, low unemployment and rising wages sparked bond market volatility.

* Credit spreads fell to historically low levels because of improving credit quality and the increase in the number of municipal securities insured with a AAA rating.

MUNICIPAL CREDIT REVIEW

* Municipal credit rating upgrades outnumbered downgrades for the year, with seven upgrades for every downgrade during the third quarter of 1997.

* Continued strong U.S. economic growth coupled with fiscally conservative budgeting practices contributed to the sharp improvement in municipal credit quality.

LIMITED-TERM TAX-FREE

* This year the fund produced greater total returns and more current income than the average short municipal debt fund.

* The new unified management fee helped increase the fund's cost advantage over its peers by lowering the fund's expense ratio.

* Our outlook for municipal securities is positive going forward, so we'll likely keep the fund slightly longer than its neutral duration of around three years.

INTERMEDIATE-TERM TAX-FREE

* The fund produced greater total returns and more current income than the average intermediate municipal debt fund during the fiscal year ended October 31, 1997.

* The merger of the Benham Intermediate-Term Tax-Exempt and Tax-Free funds was seamless, and shareholders should benefit from the larger size of the merged fund because of savings on transaction costs.

* We have a positive outlook for municipal securities going forward, so we'll likely keep the fund slightly longer than its neutral duration of around five years.

LONG-TERM TAX-FREE

* The fund continued to produce solid long-term returns, placing in the top third of its peer group for the one-, three- and five-year periods ended October 31, 1997.

* The merger of the Benham Long-Term Tax-Exempt and Tax-Free funds should benefit shareholders because of savings on transaction costs resulting from the larger size of the merged fund.

* Going forward, we'll likely keep the fund slightly longer than its neutral duration of around eight years, and continue to emphasize careful credit analysis and security selection.

                LIMITED-TERM
                  TAX-FREE

TOTAL RETURNS:                 AS OF 10/31/97
     6 Months                          3.71%*
     1 Year                             5.22%

30-DAY SEC YIELD:                       3.73%

NET ASSETS:                     $36.4 million
     (AS OF 10/31/97)

INCEPTION DATE:                        3/1/93

TICKER SYMBOL:                          TWTSX


             INTERMEDIATE-TERM
                 TAX-FREE

TOTAL RETURNS:                 AS OF 10/31/97
     6 Months                          5.30%*
     1 Year                             6.88%

30-DAY SEC YIELD:                       4.09%

NET ASSETS:                    $132.4 million
     (AS OF 10/31/97)

INCEPTION DATE:                        3/2/87

TICKER SYMBOL:                          BNTIX


              LONG-TERM TAX-FREE

TOTAL RETURNS:                 AS OF 10/31/97
     6 Months                          6.86%*
     1 Year                             8.59%

30-DAY SEC YIELD:                       4.53%

NET ASSETS:                    $108.9 million
     (AS OF 10/31/97)

INCEPTION DATE:                        3/2/87

TICKER SYMBOL:                          BTFLX

* Not annualized.


ANNUAL REPORT                                        REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

              [photo of James E. Stowers III and James M. Benham]

    This is the first annual report for the newly combined Tax-Free and Tax-Exempt funds. The merger of these funds occurred during the summer, following American Century's largest proxy vote ever. As a result, we've been able to simplify fund management, eliminate overlapping funds and adopt a unified fee structure for all Benham funds.

    To help us provide even better investment services, we are taking steps to strengthen our corporate team. In July, American Century agreed to enter into a business partnership with J.P. Morgan & Co., Inc., which will become a significant minority shareholder of American Century Companies, Inc. J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs.

    Within the framework of this proposed relationship, American Century will continue to operate as an independent company. Our corporate management team will remain the same, and the Stowers family will retain voting control of the company. No changes in your fund's investment managers, policies or fees are anticipated as a result of this transaction.

    Another step we took was to begin to address the year 2000 problem. As detailed in numerous news reports, many of the world's computer systems are at risk because they cannot distinguish between the years 1900 and 2000. A team of computer professionals is reviewing each of American Century's systems and programs to identify and fix those that could cause problems. Our goal is to have all of our computer systems and programs 100% year-2000 compliant by the end of 1998.

    On a more personal note, 1998 will be a landmark year for another reason. It marks 40 years since Jim Stowers, Jr. launched the first two Twentieth Century funds, Growth and Select. Not many fund companies have a 40-year track record, nor have many built a fund family such as ours that consists of nearly 70 stock, bond, money market and diversified funds to help you achieve your financial goals.

    We're proud of the investment tools and services we can offer you, and we're looking forward to adding many more distinctive products for your use in the coming years.

    Sincerely,

/s/James E. Stowers III                  /s/James M. Benham
James E. Stowers III                     James M. Benham
Chief Executive Officer                  Vice Chairman
American Century Companies, Inc.         American Century Companies, Inc.


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE

[line graph - data below]

MUNICIPAL YIELD CURVES

Years to Maturity     11/1/96           10/31/97
1                     3.660%             3.680%
2                     3.960%             3.830%
3                     4.160%             3.950%
4                     4.310%             4.060%
5                     4.410%             4.160%
6                     4.510%             4.245%
7                     4.610%             4.330%
8                     4.710%             4.400%
9                     4.810%             4.470%
10                    4.910%             4.540%
11                    4.994%             4.616%
12                    5.078%             4.692%
13                    5.162%             4.768%
14                    5.246%             4.844%
15                    5.330%             4.920%
16                    5.362%             4.950%
17                    5.394%             4.980%
18                    5.426%             5.010%
19                    5.458%             5.040%
20                    5.490%             5.070%
21                    5.498%             5.076%
22                    5.506%             5.082%
23                    5.514%             5.088%
24                    5.522%             5.094%
25                    5.530%             5.100%
26                    5.534%             5.104%
27                    5.538%             5.108%
28                    5.542%             5.112%
29                    5.546%             5.116%
30                    5.550%             5.120%

Source: Bloomberg Financial Markets


SOLID MUNICIPAL BOND RETURNS

    Municipal securities produced very solid returns during the 12 months ended October 31, 1997. As the accompanying graph indicates, yields fell across the maturity spectrum. Longer-term securities, which are most sensitive to changes in interest rates, performed best.

    For the period, the Lehman Brothers Long-Term Municipal Bond Index returned 10.02%. Intermediate-term securities, represented by the Lehman Brothers 5-Year General Obligation Index, returned 6.51%. The short-term Merrill Lynch 0- to 3-Year Municipal Index posted a 4.59% return.

INCREASED MARKET VOLATILITY

    Despite lower interest rates overall, municipal yields fluctuated throughout the period. Uncertainty over how long inflation can remain tame while the unemployment rate stays low was largely responsible for the rate fluctuations. Low unemployment has led to inflation in the past because companies tend to raise wages in an attempt to keep or hire employees. Because wages account for about two-thirds of all business costs, higher wages often lead to inflation.

    But despite an October 1997 unemployment rate of 4.7%--the lowest in 24 years--and signs of rising wages, overall inflation remained low. Inflation, as measured by the government's consumer price index, rose at an annual rate of just 1.8% for the first ten months of calendar 1997.

    Increased productivity is a key reason wages could rise without sparking inflation. Businesses are reaping the rewards of huge investments in computers and other productivity tools. According to the Labor Department, productivity gains in the third quarter of 1997 were the fastest in five years.

    Turmoil in Asian financial markets has also contributed to volatility in the U.S. bond market. Weakness in Asia has caused huge cash flows to move in and out of U.S. Treasury securities, which are considered "safe-haven" investments.
Because demand for municipal securities is often predicated on the relative prices of municipals and Treasurys, big swings in the Treasury market can carry over to the municipal market.

IMPACT OF BOND INSURANCE

    An increase in the amount of debt being issued with bond insurance has contributed to a narrower spread, or difference in yield, between AAA and BBB securities.

    About 60% of all municipal debt now comes to market insured with a AAA rating. That has boosted credit quality generally by dramatically reducing the amount of paper issued at the lower investment grades. But it has also increased demand for a shrinking supply of lower-rated, higher-yielding paper. Combined with the improvement in credit quality generally (see page 4), the net effect has been to push credit spreads to historically low levels.


ANNUAL REPORT                                    MARKET PERSPECTIVE       3


                            MUNICIPAL CREDIT REVIEW

IMPROVING CREDIT QUALITY

    Continued strong economic growth helped improve municipal credit quality during the 12 months ended October 31, 1997. For the first, second and third quarters of 1997, the economy expanded at annual rates of 4.9%, 3.3% and 3.3%. Coupled with more conservative budgeting by state and local governments, that growth has contributed to a significant increase in the number of credit upgrades.

    Municipal credit rating upgrades outpaced downgrades during the year. The most pronounced outperformance was in the third quarter of 1997, when there were seven upgrades for every downgrade.

    States whose revenue is derived primarily from personal income taxes--such as California, Connecticut, Massachusetts and New York--have benefited the most from continued strong economic growth.

    But local governments aren't benefiting equally. Many counties have had to increase spending on services the states have pushed down to the county level. Because revenues haven't risen as rapidly for counties as they have for other local governments, the improvement in credit quality at the county level has been less pronounced.

REGIONAL PERFORMANCE

    As the accompanying graph indicates, the outlook for credit quality nationally is stable or improving. Growth in the western and Rocky Mountain states continued to be driven by a thriving high technology industry. Many southeastern states, whose growing economies are benefiting from low business costs, recently received credit rating upgrades. For example, Florida's diversified economy--featuring booming international trade and tourism--helped the state to a credit upgrade.


[map of the United States]

The following states are Improving:

Arizona                       New Mexico
California                    North Carolina
Colorado                      Oregon
Florida                       South Carolina
Georgia                       Tennessee
Idaho                         Texas
Massachussetts                Utah
Nevada                        Virginia
New Hampshire                 Washington
                              Wisconsin

The rest of the states are Stable.


SECTOR ANALYSIS

    General obligation bonds--securities backed by the taxing power of the issuer--have enjoyed significant credit upgrades because they're best suited to benefit from the strong economy.

    The outlook for municipal securities in other sectors is less certain. Health care providers continue to come under pressure to cut costs and improve efficiency as a result of the trend toward managed care. That has put municipal securities issued by these entities under some scrutiny.

    While the outlook for municipal water and sewer debt issues is stable, the credit quality of municipal electric utilities is less clear. The deregulation of the electric utilities industry is exposing public power companies to competition for the first time. We've tended to avoid municipal electric utility debt unless we can buy these securities with bond insurance or other credit enhancements.

    Again, these trends underscore the growing complexity of the market, which calls for more thorough case-by-case credit research than sector analysis alone can provide.


4      MUNICIPAL CREDIT REVIEW                AMERICAN CENTURY INVESTMENTS

                             LIMITED-TERM TAX-FREE

                                 30-DAY                        30-DAY TAX-EQUIVALENT YIELDS
                                   SEC             28%              31%             36%              39.6%
                                  YIELD        Tax Bracket      Tax Bracket     Tax Bracket       Tax Bracket
-----------------------------------------------------------------------------------------------------------------
YIELDS AS OF OCTOBER 31, 1997

Limited-Term Tax-Free             3.73%           5.18%            5.41%           5.83%             6.18%

                                                                                    AVERAGE ANNUAL RETURNS
                                                6 MONTHS          1 YEAR          3 YEARS       LIFE OF
FUND(2)
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF
OCTOBER 31, 1997(1)

Limited-Term Tax-Free .........................    3.71%           5.22%           5.14%             4.44%

Merrill Lynch 0- to
3-Year Muni Index .............................    3.07%           4.59%           5.02%             4.21%

Average Short/Intermediate
Municipal Debt Fund(3) ........................    3.60%           5.11%           5.31%            4.49%(4)

Fund's Ranking Among
Short Municipal Debt Funds(3) .................     --         14 out of 33    15 out of 22     8 out of 13(4)

(1) Returns for periods less than one year are not annualized.

(2) Inception date was March 1, 1993.

(3)  According to Lipper Analytical Services.

(4) Since 3/31/93, the date nearest the fund's inception for which return data are available.

See pages 44-45 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
$10,000 investment made 3/1/93

                                  Merrill Lynch
               Limited-Term       0- to 3-Year
                 Tax-Free          Muni Index
03/01/93         $10,000            $10,000
Mar-93           $10,014            $9,993
Jun-93           $10,132            $10,112
Sep-93           $10,227            $10,151
Dec-93           $10,336            $10,324
Mar-94           $10,322            $10,320
Jun-94           $10,426            $10,397
Sep-94           $10,524            $10,500
Dec-94           $10,592            $10,459
Mar-95           $10,791            $10,695
Jun-95           $10,965            $10,905
Sep-95           $11,111            $11,065
Dec-95           $11,307            $11,214
Mar-96           $11,365            $11,326
Jun-96           $11,436            $11,404
Sep-96           $11,565            $11,537
Dec-96           $11,723            $11,675
Mar-97           $11,769            $11,730
Jun-97           $12,008            $11,908
Sep-97           $12,205            $12,075
Oct-97           $12,247            $12,125

PORTFOLIO AT A GLANCE
                                    10/31/97           10/31/96
Number of Securities                   29                 44
Weighted Average Maturity           3.7 years          2.3 years
Average Duration                    3.0 years          2.1 years
Expense Ratio                         0.59%              0.38%

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.

Many of the investment terms in this report are defined in the Glossary on page 45.


ANNUAL REPORT                                 LIMITED-TERM TAX-FREE       5


                             LIMITED-TERM TAX-FREE

MANAGEMENT Q & A

    An interview with Joel Silva, a portfolio manager on the Limited-Term Tax-Free fund investment team.

HOW DID THE FUND PERFORM?

    The fund performed well, producing greater returns and more current income than the average limited-term municipal debt fund. For the fiscal year ended October 31, 1997, the fund returned 5.22%, compared with the 5.11% average return of the 33 "Short/Intermediate Municipal Debt Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.) The fund's 30-day SEC yield as of October 31 was 3.73%, compared with the 3.60% yield of the average short/intermediate municipal fund.

WHY DID THE FUND PERFORM SO WELL?

    One reason was that the fund has below-average expenses. Other things being equal, lower expenses mean higher yields and returns for our shareholders. The new, lower unified fee shareholders approved in July 1997 should only increase that advantage. Another key reason was the fund's switch from a short- to a limited-term fund.

HOW DID THE CHANGE FROM SHORT- TO LIMITED-TERM BENEFIT THE FUND?

    Limited-term funds have historically performed better than short-term funds, so we expect shareholders to benefit from higher yields and returns over time. (A limited-term fund can have an average maturity of up to five years, while the maximum average maturity of a short-term fund is three years.

[bar charts - data below]

LIMITED-TERM TAX-FREE'S ONE-YEAR RETURNS SINCE INCEPTION
(Periods ended October 31)

                               Merrill Lynch
            Limited-Term        0- to 3-Year
              Tax-Free          Muni Index
10/93*          2.55%              1.85%
10/94           2.75%              2.76%
10/95           5.95%              6.33%
10/96           4.26%              4.17%
10/97           5.22%              4.59%

This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 44 for a definition of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

* Return from the fund's 3/1/93 inception date to 10/31/93.


6      LIMITED-TERM TAX-FREE                  AMERICAN CENTURY INVESTMENTS


                             LIMITED-TERM TAX-FREE

    Of course, a longer average maturity means the fund will be subject to more volatility.) Plus, the timing of the change couldn't have been much better.

    We waited to extend the fund's average maturity and duration until late March and early April, when we felt rates were near their peak. (Average maturity and duration are measures of a portfolio's sensitivity to changes in interest rates. The longer a fund's duration and maturity, the more its share price tends to rise or fall when rates move.)

    We limited the fund's exposure to rising rates in the first quarter of 1997 by keeping its duration short relative to the fund's former peer group. When we felt rates had peaked, we started buying longer-term, higher-yielding securities at very attractive prices. We used these purchases to extend the fund's maturity and duration out to a little longer than the average limited-term fund. That allowed us to maximize the fund's gains as interest rates declined.

HOW WAS THE FUND POSITIONED OVER THE LAST SIX MONTHS?

    We overweighted the fund in securities with maturities of one and seven years and underweighted securities between these maturities. This "barbell" structure helped boost the fund's returns because interest rates fell more sharply in the intermediate section of the municipal yield curve than at the short end. The shorter-maturity securities helped keep the fund's duration in line and provided yield.

YOU HELD A RELATIVELY LARGE POSITION IN SECURITIES RATED BBB. WHY?

    We used a slight credit barbell, which means most of the fund's assets were concentrated at opposite ends of the investment-grade spectrum. In general, we felt securities rated AA and A weren't available at attractive prices. That explains why we underweighted the middle investment grades during the period.

    Instead, we concentrated the fund's assets in securities rated AAA and BBB. We believe BBB securities still offer attractive yields relative to AAA debt in the limited-term area of the market.

    While it's true that the spread--or difference in yield--between BBB and AAA securities is low by historical standards, that narrowing hasn't been as pronounced for securities with maturities less than 10 years. That's because retail demand for BBB securities typically doesn't pick up until you get out to 10 years or more. The extra yield BBB securities offered appealed to us because the shorter the maturity, the more a security's yield contributes to its total return.


TOP FIVE STATES (% of fund investments)
                    As of                              As of
                   10/31/97                           4/30/97
New York            18%              New York           15%
Missouri            10%              Missouri           10%
Ohio                10%              Texas               8%
Colorado             9%              Colorado            7%
Florida              8%              Florida             6%


[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 10/31/97)
Revenue Bonds           41%
GO                      28%
COPs/Leases             28%
Prerefunded/ETM          3%


PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 4/30/97)
Revenue Bonds           46%
GO                      26%
COPs/Leases             22%
Prerefunded/ETM          6%


ANNUAL REPORT                             LIMITED-TERM TAX-FREE        7


                             LIMITED-TERM TAX-FREE

YOU ALSO MADE SOME TRADES BASED ON SHIFTING DEMAND FOR DIFFERENT TYPES OF MUNICIPAL SECURITIES. CAN YOU GIVE AN EXAMPLE OF THIS STRATEGY?

    Sure. Par, discount and premium securities each appeal to different portions of the market. (Premium bonds trade at prices above face value because their coupons are higher than the prevailing market interest rate. Discount bonds trade below face value because their rates are lower than the prevailing interest rate. Par bonds trade at face value.) Retail investors tend to buy par bonds, while premium bonds appeal most to institutional investors. So, for example, we would buy a bond at a discount and sell it to retail buyers as it approached par. We worked hard during the period to enhance the fund's returns by making these types of trades.

LOOKING AHEAD, WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

    We have a very positive outlook for municipal securities. Inflation remains tame, having risen at an annualized rate of just 1.8% for the first 10 months of 1997. "Real" interest rates (nominal interest rates minus the inflation rate) are at levels that should inhibit inflation and economic growth. In addition, strong productivity gains should continue to offset wage gains in the near future.

    Economic turmoil in Asia also means less chance for inflation in the U.S. Slower growth overseas could take the edge off U.S. economic growth because it means slower business for U.S. exporters. And a strong U.S. dollar and weak Asian currencies mean Americans will be able to buy imported goods at lower prices.

    Smaller federal budget deficits are boosting the Treasury market by reducing the supply of available Treasury securities. Higher prices in the Treasury market also help make municipal securities a better relative value than Treasurys.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

    We'll likely keep the fund slightly longer than its neutral duration of around three years. That should help the fund if municipal yields continue to decline. We also expect to be big buyers of municipal securities because their relative values are very attractive. We'll continue to use a conservative, value-oriented approach to security selection that emphasizes careful credit analysis.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 10/31/97)
AAA           54%
AA            18%
A              3%
BBB           25%


PORTFOLIO COMPOSITION BY CREDIT RATING (as of 4/30/97)
AAA           51%
AA            17%
A              6%
BBB           26%


8      LIMITED-TERM TAX-FREE                  AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                             LIMITED-TERM TAX-FREE

OCTOBER 31, 1997


Principal Amount                 ($ in Thousands)                         Value
------------------------------------------------------------------------------------

MUNICIPAL SECURITIES

ARIZONA -- 6.5%

                    $1,500  Arizona Transportation Board
                                Excise Tax Rev., (Maricopa
                                County), 5.60%, 7/1/02
                                (AMBAC)                                  $1,588

                       750  Maricopa County Certificates of
                                Participation, 5.625%, 6/1/00               769
                                                                    -----------------

                                                                          2,357
                                                                    -----------------

COLORADO -- 8.9%

                     1,000  Denver Colorado City & County
                                Airport Rev., Series 1996 B,
                                5.25%, 11/15/02 (MBIA)                    1,039

                     1,140  Denver Colorado City & County
                                Airport Rev., Series 1991 D,
                                6.80%, 11/15/97                           1,141

                     1,000  Highlands Ranch Metropolitan
                                District #2 GO, 6.00%,
                                6/15/02 (FSA)                             1,075
                                                                    -----------------

                                                                          3,255
                                                                    -----------------

FLORIDA -- 7.7%

                     1,550  Jacksonville Electric Auth. Rev.,
                                (St. John's River), 6.00%,
                                10/1/04                                   1,697

                     1,100  Polk County Utility System Rev.,
                                Series 1997 B, 4.00%,
                                10/1/98 (FGIC)                            1,102
                                                                    -----------------

                                                                          2,799
                                                                    -----------------

HAWAII -- 2.8%

                     1,000  Hawaii GO, Series 1997 CP,
                                5.00%, 10/1/00 (FGIC)                     1,025
                                                                    -----------------

ILLINOIS -- 2.9%

                     1,015  Cook County GO, Series 1992 A,
                                5.75%, 11/15/99 (MBIA)                    1,051
                                                                    -----------------

INDIANA -- 2.9%

                     1,000  Central High School Building Corp.
                                Rev., 5.25%, 2/1/04 (AMBAC)               1,038
                                                                    -----------------

MARYLAND -- 2.8%

                     1,000  Baltimore County GO, 5.00%,
                                8/1/01                                    1,033
                                                                    -----------------


Principal Amount                 ($ in Thousands)                         Value
------------------------------------------------------------------------------------

MICHIGAN -- 6.7%

                    $  385  Detroit Michigan GO, Series 1995 B,
                                 5.10%, 4/1/99                       $      390

                     1,000  Michigan Building Auth. Rev.,
                                Series 1997 I, 5.00%, 10/1/00             1,026

                     1,000  Michigan Comprehensive
                                Transportation Rev., Series 1992 B,
                                5.10%, 5/15/99                            1,019
                                                                    -----------------

                                                                          2,435
                                                                    -----------------

MISSISSIPPI -- 2.8%

                     1,000  Mississippi Lease Rev.
                                Certificates of Participation,
                                Series 1997 A, 4.60%,
                                4/15/99 (AMBAC)                           1,002
                                                                    -----------------

MISSOURI -- 10.3%

                     1,000  Kansas City Port Auth. Facilities
                                Rev., Series 1995 A, (Riverfront
                                Park Project), 5.75%, 10/1/98             1,015

                     1,675  North Kansas City School
                                District GO, 5.00%, 3/1/00                1,711

                     1,000  Springfield State Highway
                                Improvement Corp. Rev., 5.05%,
                                8/1/03 (AMBAC)                            1,033
                                                                    -----------------

                                                                          3,759
                                                                    -----------------

NEW JERSEY -- 5.0%

                     1,750  West Windsor Plainsboro GO,
                                5.25%, 12/1/02 (FGIC)                     1,832
                                                                    -----------------

NEW YORK -- 17.5%

                     1,000  New York City GO, 6.25%, 8/1/03               1,079

                     2,145  New York City Municipal Assistance
                                Corp. Rev., Series 1997 I, 5.25%,
                                7/1/02                                    2,234

                     2,000  New York State Certificates of
                                Participation, 4.40%, 8/1/98              2,008

                     1,000  New York State Serial Bonds GO,
                                6.70%, 11/15/99                           1,052
                                                                    -----------------

                                                                          6,373
                                                                    -----------------

OHIO -- 10.1%

                     2,070  Ohio Building Auth. Rev.,
                                Series 1997 A, (Highway Safety
                                Building), 5.00%, 10/1/03
                                (AMBAC)                                   2,143

See Notes to Financial Statements


ANNUAL REPORT                                 LIMITED-TERM TAX-FREE       9


                            SCHEDULE OF INVESTMENTS
                             LIMITED-TERM TAX-FREE

OCTOBER 31, 1997


Principal Amount                 ($ in Thousands)                         Value
------------------------------------------------------------------------------------

                    $1,500  Ohio Water Development
                                Auth. Pollution Control Facilities
                                Rev., 5.00%, 6/1/04 (MBIA)              $  1,547
                                                                    ------------------

                                                                           3,690
                                                                    ------------------

PENNSYLVANIA -- 5.6%

                     2,000  Philadelphia Gas Works Rev.,
                                14th Series, 5.40%, 7/1/98                 2,019
                                                                    ------------------

SOUTH CAROLINA -- 2.5%

                       855  Piedmont Municipal Power Agency
                                Rev., Series 1991 A, 6.00%,
                                1/1/02 (FGIC)                                909
                                                                    ------------------

TEXAS -- 5.0%

                     1,000  Colorado River Municipal Water
                                District Rev., Series 1991 A,
                                8.50%, 1/1/01, Prerefunded at
                                100% of Par (AMBAC)(1)                     1,127

                       685  Denison Hospital Auth. Rev.,
                                (Texoma Medical Center), 5.00%,
                                8/15/00                                      696
                                                                    ------------------

                                                                           1,823
                                                                    ------------------

TOTAL INVESTMENT SECURITIES--100.0%                                      $36,400
                                                                    ==================
   (Cost $35,843)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Indemnity Corporation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance

GO = General Obligation

MBIA = MBIA Bond Insurance Corp.

(1) Escrowed to maturity in U.S. Government Securities.

See Notes to Financial Statements


10      LIMITED-TERM TAX-FREE                  AMERICAN CENTURY INVESTMENTS


                          INTERMEDIATE-TERM TAX-FREE

                                      30-DAY                        30-DAY TAX-EQUIVALENT YIELDS
                                        SEC             28%              31%             36%              39.6%
                                       YIELD        Tax Bracket      Tax Bracket     Tax Bracket      Tax Bracket
-----------------------------------------------------------------------------------------------------------------------
YIELDS AS OF OCTOBER 31, 1997

Intermediate-Term Tax-Free             4.09%           5.68%            5.93%           6.39%             6.77%

                                                                                AVERAGE ANNUAL RETURNS
                                     6 MONTHS         1 YEAR           3 YEARS         5 YEARS          10
YEARS
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF
OCTOBER 31, 1997(1)

Intermediate-Term Tax-Free ..........  5.30%            6.88%           7.23%           6.06%             6.75%

Lehman 5-Year General
Obligation Index ....................  4.84%            6.51%           7.19%           6.03%             6.96%

Average Intermediate
Municipal Debt Fund(2) ..............  5.00%            6.62%           7.35%           6.43%             7.31%

Fund's Ranking Among
Intermediate
Municipal Debt Funds(2) .............   --          52 out of 138   61 out of 108   25 out of 42      18 out of 20

(1) Returns for periods less than one year are not annualized.

(2)  According to Lipper Analytical Services.

See pages 44-45 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER TEN YEARS
$10,000 investment made 10/31/87

                      Value on 10/31/97
              Intermediate-Term    Lehman 5-Year
                  Tax-Free           GO Index
Oct-87            $10,000            $10,000
Dec-87            $10,333            $10,231
Mar-88            $10,538            $10,549
Jun-88            $10,709            $10,593
Sep-88            $10,833            $10,714
Dec-88            $10,955            $10,779
Mar-89            $10,944            $10,749
Jun-89            $11,288            $11,254
Sep-89            $11,397            $11,379
Dec-89            $11,684            $11,628
Mar-90            $11,731            $11,684
Jun-90            $11,918            $11,946
Sep-90            $12,046            $12,072
Dec-90            $12,419            $12,472
Mar-91            $12,681            $12,741
Jun-91            $12,875            $12,964
Sep-91            $13,266            $13,425
Dec-91            $13,668            $13,875
Mar-92            $13,743            $13,864
Jun-92            $14,125            $14,315
Sep-92            $14,389            $14,671
Dec-92            $14,648            $14,904
Mar-93            $15,012            $15,282
Jun-93            $15,366            $15,643
Sep-93            $15,758            $15,981
Dec-93            $15,977            $16,177
Mar-94            $15,411            $15,667
Jun-94            $15,590            $15,877
Sep-94            $15,713            $16,006
Dec-94            $15,647            $15,954
Mar-95            $16,300            $16,600
Jun-95            $16,673            $17,023
Sep-95            $17,065            $17,488
Dec-95            $17,513            $17,808
Mar-96            $17,428            $17,864
Jun-96            $17,478            $17,941
Sep-96            $17,791            $18,234
Dec-96            $18,204            $18,632
Mar-97            $18,165            $18,602
Jun-97            $18,669            $19,065
Sep-97            $19,128            $19,481
Oct-97            $19,218            $19,600

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.


PORTFOLIO AT A GLANCE
                                10/31/97           10/31/96
Number of Securities               94                 57
Weighted Average Maturity       7.5 years          7.1 years
Average Duration                5.4 years          5.3 years
Expense Ratio                     0.58%              0.60%


Many of the investment terms in this report are defined in the Glossary on page 45.


ANNUAL REPORT                            INTERMEDIATE-TERM TAX-FREE       11


                          INTERMEDIATE-TERM TAX-FREE

MANAGEMENT Q & A

    An interview with Joel Silva, a portfolio manager on the Intermediate-Term Tax-Free fund investment team.

HOW DID THE FUND PERFORM?

    The fund performed well. For the fiscal year ended October 31, 1997, the fund returned 6.88%, compared with the 6.62% average return of the 138 "Intermediate Municipal Debt Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.) The fund also produced more current income than the peer group average. The fund's 30-day SEC yield as of October 31 was 4.09%, compared with the 3.82% yield of the average intermediate municipal fund.

    One reason the fund performed so well was that its expenses were below average. Other things being equal, lower expenses mean higher yields and returns for our shareholders. The fund's cost advantage became even more pronounced in July, when shareholders approved a new unified fee structure, which lowered the fund's expense ratio.

SHAREHOLDERS ALSO VOTED TO MERGE THE BENHAM INTERMEDIATE-TERM TAX-EXEMPT AND TAX-FREE FUNDS. HAS THE MERGER AFFECTED THE WAY YOU MANAGE THE FUND?

    No. The funds had similar investment objectives and policies and had been managed by the same management team for two years, so it was a seamless transition. In fact, the strategies and decisions described in this report applied to both funds during the period before the merger. The larger size of the new, combined fund should benefit shareholders--we've saved on transaction costs because we're now able to buy larger blocks of securities.

[bar chart - data below]

INTERMEDIATE-TERM TAX-FREE'S ONE-YEAR RETURNS FOR THE PAST TEN YEARS (Periods ended October 31)

         Intermediate-Term     Lehman 5-Year
              Tax-Free           GO Index
10/88           9.17%              8.07%
10/89           5.31%              5.39%
10/90           5.89%              7.55%
10/91           9.91%              10.43%
10/92           7.01%              8.11%
10/93           10.25%             9.44%
10/94           -1.25%             -0.55%
10/95           10.41%             10.34%
10/96           4.47%              4.79%
10/97           6.88%              6.51%

This graph illustrates the fund's returns over the past 10 years and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 44 for a definition of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


12      INTERMEDIATE-TERM TAX-FREE             AMERICAN CENTURY INVESTMENTS


                          INTERMEDIATE-TERM TAX-FREE

HOW WAS THE FUND POSITIONED DURING THE PERIOD?

    For much of the period, we kept the fund's duration relatively long--at around 5.5 years or more--to take advantage of the decline in interest rates. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer a fund's duration, the more its share price tends to rise or fall when rates change.) However, we did shorten up a little toward the end of the period to lock in some of our gains and reduce the fund's exposure to market volatility.

HOW DID YOU STRUCTURE THE MATURITIES OF THE FUND'S PORTFOLIO?

    We overweighted the fund in securities with maturities of two and 20 years and underweighted intermediate-term securities. This "barbell" structure helped boost the fund's returns because interest rates fell most sharply at the long end of the municipal yield curve. The fund's shorter-maturity securities helped keep the fund's duration in line and provided yield.

YOU ALSO TOOK ADVANTAGE OF DIFFERENCES IN SUPPLY AND DEMAND FROM STATE TO STATE. CAN YOU EXPLAIN THIS STRATEGY?

    In general, when a state issues a lot of debt, the additional supply tends to lower prices and increase yields on its outstanding municipal securities. But prices and yields tend to bounce back when the supply dries up. We capitalized on that by buying when supply was heavy and selling when supply was low.

    Florida is a good example of a state where weak supply and strong demand allowed us to realize some profits. We decreased our Florida holdings from a high of about 6% of fund assets to around 3% during the period. The Florida securities we held also benefited from a credit upgrade.

DOESN'T THAT ACTIVE STRATEGY CREATE A LOT OF CAPITAL GAINS?

    We're very committed to providing tax-free income to our shareholders, so we worked hard during the period to try to offset these capital gains with losses incurred earlier in the year. Nevertheless, the fund will distribute some capital gains at year end.


TOP FIVE STATES (% of fund investments)

                     As of                                As of
                   10/31/97                              4/30/97
Texas                 14%            New York              16%
New York              14%            Texas                 13%
Washington            14%            Pennsylvania          11%
Massachusetts          7%            Massachussetts        10%
Pennsylvania           7%            Ohio                   7%

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 10/31/97)
Revenue Bonds            62%
GO                       18%
COPs/Leases              16%
Prerefunded/ETM           4%


PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 4/30/97)
Revenue Bonds            67%
GO                       17%
COPs/Leases              14%
Prerefunded/ETM           2%


ANNUAL REPORT                              INTERMEDIATE-TERM TAX-FREE         13


                          INTERMEDIATE-TERM TAX-FREE

THE FUND CONTINUES TO HOLD FEW SECURITIES RATED BBB. WHY?

    Several factors have combined to narrow the difference in yield between AAA and BBB securities in the intermediate area of the municipal market (see page
3). That means BBB securities are hard to find at attractive prices. But that also means the rewards for getting a good buy on a BBB security can be substantial. For example, we recently bought a BBB security yielding 80 basis points more than AAA paper. Because of credit upgrades, that BBB security is now an A rated security and has appreciated significantly in price. That improvement underscores how important good credit calls can be to a fund's success. It also explains why we put such an emphasis on credit analysis.

LOOKING AHEAD, WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

    We have a very positive outlook for municipal securities. Inflation remains tame, having risen at an annualized rate of just 1.8% for the first 10 months of 1997. "Real" interest rates (nominal interest rates minus the inflation rate) are at levels that should inhibit inflation and economic growth, and strong productivity gains should continue to offset wage gains.

    Economic turmoil in Asia also means less chance of inflation in the U.S. Slower growth overseas could take the edge off U.S. economic growth because it means slower business for U.S. exporters. And a strong U.S. dollar and weak Asian currencies mean Americans will be able to buy imported goods at lower prices.

    Smaller federal budget deficits are boosting the Treasury market by reducing the supply of available Treasury securities. Higher prices in the Treasury market also help make municipal securities a better relative value than Treasurys.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

    We'll likely keep the fund slightly longer than its neutral duration of around five years. That should help the fund if municipal yields continue to decline. We also expect to be big buyers of municipal securities because of their attractive relative values. We'll continue to use a conservative, value-oriented approach to security selection that emphasizes careful credit analysis.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 10/31/97)
AAA             73%
AA              11%
A               11%
BBB              5%


PORTFOLIO COMPOSITION BY CREDIT RATING (as of 4/30/97)
AAA             76%
AA              10%
A                6%
BBB              8%


14      INTERMEDIATE-TERM TAX-FREE             AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                          INTERMEDIATE-TERM TAX-FREE

OCTOBER 31, 1997


Principal Amount            ($ in Thousands)                           Value
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES

ALASKA -- 0.4%

                    $  500  Anchorage Hospital Rev., (Sisters
                                of Providence), 6.50%, 10/1/99    $      521
                                                                 -----------------

ARIZONA -- 0.6%

                       750  Maricopa County Certificates of
                                Participation, 5.625%, 6/1/00            769
                                                                 -----------------

ARKANSAS -- 1.0%

                     1,310  West Memphis Public Utility
                                System Rev., Series 1996 A,
                                5.25%, 12/1/00 (MBIA)                  1,357
                                                                 -----------------

CALIFORNIA -- 5.5%

                     2,105  California Housing Finance Agency
                                Rev., 5.60%, 8/1/09 (MBIA)             2,196

                     1,100  California Public Works Board
                                Lease Rev., Series 1994 A,
                                (Various Universities), 6.15%,
                                11/1/09                                1,205

                     1,700  Los Angeles County Public Works
                                Financing Auth. Lease Rev.,
                                Series 1997 A, 4.70%, 3/1/06
                                (FSA)                                  1,719

                     1,100  Sacramento Regional
                                Transportation Certificates of
                                Participation, Series 1992 A,
                                6.20%, 3/1/00                          1,150

                     1,000  San Francisco City and County
                                GO, Series 1, 5.00%,
                                6/15/16 (FGIC)                           976
                                                                 -----------------

                                                                       7,246
                                                                 -----------------

COLORADO -- 0.8%

                     1,000  Denver Sales Tax Rev.,
                                Series 1991 A, (Major League
                                Baseball Stadium District),
                                6.10%, 10/1/01 (FGIC)                  1,072
                                                                 -----------------

DISTRICT OF COLUMBIA -- 0.8%

                     1,000  District of Columbia Hospital Rev.,
                                Series 1993 A, (Medlantic
                                Health Care Group), 5.25%,
                                8/15/02 (MBIA)                         1,039
                                                                 -----------------


Principal Amount            ($ in Thousands)                           Value
--------------------------------------------------------------------------------

FLORIDA -- 2.9%

                    $  700  Broward County School District
                                GO, 6.75%, 2/15/00                $      737

                     1,010  Dade County Water and Sewer
                                System Rev., 5.125%,
                                10/1/09 (FGIC)                         1,039

                     1,775  Lakeland Electric and Water Rev.
                                Refunding, Series 1996 B,
                                6.00%, 10/1/09 (FGIC)                  1,985
                                                                 -----------------

                                                                       3,761
                                                                 -----------------

GEORGIA -- 4.6%

                     1,000  Atlanta Airport Facilities Rev.,
                                7.00%, 1/1/01                          1,079

                     1,000  Atlanta Water and Sewer Rev.,
                                (Second Lien), 6.00%, 1/1/05
                                (FGIC)                                 1,090

                     2,495  Fulton County Water and Sewer
                                Rev. Refunding, 6.25%, 1/1/09
                                (FGIC)                                 2,816

                     1,000  Metropolitan Atlanta Rapid Transit
                                Auth. Sales Tax Rev.,
                                Series 1991 M, 6.05%, 7/1/01           1,062
                                                                 -----------------

                                                                       6,047
                                                                 -----------------

HAWAII -- 0.8%

                     1,000  Hawaii GO, Series 1990 A,
                                7.00%, 6/1/00 (FGIC)(1)                1,071
                                                                 -----------------

ILLINOIS -- 1.9%

                     2,250  Illinois GO, 6.00%, 10/1/01                2,396

                        30  Metropolitan Pier and Exposition
                                Auth. Rev., (McCormick Place
                                Project), 5.20%, 6/15/99(1)               31
                                                                 -----------------

                                                                       2,427
                                                                 -----------------

INDIANA -- 1.5%

                     1,000  Central High School Building Rev.,
                                4.625%, 2/1/05 (AMBAC)                   998

                     1,000  South Montgomery Industrial
                                Building Improvement
                                Certificates of Participation,
                                7.20%, 1/1/98 (AMBAC)(2)                 993
                                                                 -----------------

                                                                       1,991
                                                                 -----------------

MASSACHUSETTS -- 7.1%

                     2,605  Massachusetts Bay Transportation
                                Auth. Rev., Series 1992 C,
                                5.40%, 3/1/00                          2,680

See Notes to Financial Statements


ANNUAL REPORT                            INTERMEDIATE-TERM TAX-FREE       15


                            SCHEDULE OF INVESTMENTS
                          INTERMEDIATE-TERM TAX-FREE

OCTOBER 31, 1997


Principal Amount            ($ in Thousands)                           Value
--------------------------------------------------------------------------------

                    $2,000  Massachusetts Housing Finance
                                Agency Rev., Series 1994 A,
                                5.90%, 1/1/03 (AMBAC)             $    2,089

                     1,000  Massachusetts GO, Series 1996 D,
                                (Consolidated Loan), 5.00%,
                                11/01/16 (AMBAC)                         971

                     1,000  Massachusetts GO, Series 1997 A,
                                5.00%, 8/1/04 (FGIC)                   1,033

                     1,500  Massachusetts GO, Series 1997 A,
                                (Consolidated Loan), 5.00%,
                                3/01/06 (AMBAC)                        1,546

                     1,000  Worcester GO, 5.50%, 8/1/04
                                (MBIA)                                 1,060
                                                                 -----------------

                                                                       9,379
                                                                 -----------------

MICHIGAN -- 1.2%

                     1,500  Detroit Water Supply System Rev.,
                                Series 1995 A, 5.30%, 7/1/09
                                (MBIA)                                 1,564
                                                                 -----------------

MISSISSIPPI -- 1.6%

                     2,000  Mississippi Hospital Equipment and
                                Facilities Auth. Rev., (North
                                Mississippi Health Service),
                                5.00%, 5/15/00 (AMBAC)                 2,040
                                                                 -----------------

MISSOURI -- 0.8%

                     1,000  Missouri Board of Public Buildings
                                State Office Buildings Special
                                Obligation Rev., 6.30%, 12/1/05        1,070
                                                                 -----------------

NEW JERSEY -- 2.8%

                     1,030  Atlantic City Board of Education
                                GO, 6.00%, 12/1/06 (AMBAC)             1,129

                     1,410  New Jersey Educational Facility
                                Auth. Rev., Series 1994 A,
                                (New Jersey Institute of
                                Technology), 5.90%, 7/1/08
                                (MBIA)                                 1,533

                     1,000  New Jersey Health Care Facilities
                                Financing Auth. Rev., (Atlantic
                                City Medical Center), 6.15%,
                                7/1/99                                 1,031
                                                                 -----------------

                                                                       3,693
                                                                 -----------------


Principal Amount            ($ in Thousands)                           Value
--------------------------------------------------------------------------------

NEW YORK -- 13.7%

                    $1,950  City University of New York
                                Certificates of Participation,
                                (John Jay College), 5.00%,
                                8/15/09 (AMBAC)                   $    1,966

                     2,500  Nassau County GO, Series 1996 T,
                                5.20%, 9/1/05 (FGIC)                   2,603

                     1,000  New York State Dormitory Auth.
                                Rev., (City University System),
                                6.00%, 7/1/03                          1,070

                     1,500  New York State Dormitory Auth.
                                Rev., Series 1995 A, (State
                                University Educational Facilities),
                                6.50%, 5/15/04                         1,661

                     1,000  New York State Dormitory Auth.
                                Rev., Series 1995 A, (State
                                University Educational Facilities),
                                6.50%, 5/15/06                         1,122

                     1,000  New York State Dormitory Auth.
                                Rev., Series 1996 E, (Mental
                                Health Service Facility), 6.00%,
                                8/15/04 (AMBAC)                        1,084

                     1,000  New York State Dormitory Auth.
                                Rev., Series 1997 A, (Mental
                                Health Service Facility), 5.30%,
                                2/15/04                                1,036

                     1,000  New York State GO, Series 1997 D,
                                5.25%, 8/1/06 (FGIC)                   1,041

                     1,005  New York State Medical Care
                                Facilities Finance Agency Rev.,
                                (Hospital and Nursing Home),
                                5.95%, 8/15/09 (FHA)                   1,054

                     1,000  New York State Thruway Auth.
                                Service Contract Rev., 5.30%,
                                4/1/04                                 1,033

                     1,000  New York State Thruway Auth.
                                Service Contract Rev., 5.50%,
                                4/1/04                                 1,044

                     1,160  New York State Thruway Auth.
                                Service Contract Rev., 5.50%,
                                4/1/06                                 1,208

                     1,000  New York State Urban
                                Development Corp. Rev.,
                                Series 1996 A, 6.25%,
                                4/1/05 (MBIA)                          1,105

                     1,000  Niagara Falls Bridge Commission
                                Toll Rev., Series 1993 B, 5.25%
                                10/1/15 (FGIC)                         1,018
                                                                 ----------------

                                                                      18,045
                                                                 ----------------

See Notes to Financial Statements


16      INTERMEDIATE-TERM TAX-FREE             AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                          INTERMEDIATE-TERM TAX-FREE

OCTOBER 31, 1997


Principal Amount            ($ in Thousands)                             Value
-----------------------------------------------------------------------------------

NORTH CAROLINA -- 1.7%

                    $2,000  North Carolina Eastern Municipal
                                Power Agency System Rev.,
                                Series 1993 B, 6.00%, 1/1/06
                                (FSA)                               $    2,179
                                                                   -----------------

OHIO -- 3.8%

                     1,200  Ohio Higher Educational Facility
                                Commission Rev., (University of
                                Dayton), 5.55%, 12/1/07 (FGIC)           1,282

                     3,320  Ohio Water Development Auth.
                                Pollution Control Facilities Rev.,
                                6.00%, 12/1/05 (MBIA)                    3,659
                                                                   -----------------

                                                                         4,941
                                                                   -----------------

OKLAHOMA -- 2.2%

                     2,500  Oklahoma Industrial Auth. Health
                                System Rev. Refunding,
                                Series 1995 C, 7.00%, 8/15/04
                                (AMBAC)                                  2,849
                                                                   -----------------

OREGON -- 1.5%

                     1,805  Lane County School District No.
                                19 GO, (Springfield), 6.375%,
                                10/15/05 (MBIA)                          2,023
                                                                   -----------------

PENNSYLVANIA -- 6.6%

                     1,500  Pennsylvania Turnpike Commission
                                Rev., Series 1991 L, 6.25%,
                                6/1/01 (AMBAC)                           1,603

                     2,000  Philadelphia Gas Works Rev.,
                                14th Series, 5.70%,
                                7/1/00 (FSA)                             2,080

                     1,000  Philadelphia Parking Auth. Rev.,
                                5.50%, 9/1/04 (AMBAC)                    1,059

                     2,000  Philadelphia Water and Wastewater
                                Rev., 5.15%, 6/15/04 (FGIC)              2,062

                     1,845  Philadelphia Water and Wastewater
                                Rev., 5.00%, 6/15/12 (FGIC)              1,826
                                                                   -----------------

                                                                         8,630
                                                                   -----------------

TEXAS -- 14.0%

                     1,000  Austin Utility System Rev., 5.125%,
                                11/15/16 (FSA)                             992

                     2,000  Brazos Higher Education Auth. Rev.,
                                Series A-1, 5.50%, 12/1/98               2,029


Principal Amount            ($ in Thousands)                             Value
-----------------------------------------------------------------------------------

                    $1,875  Brownsville Utility System Rev.,
                                6.00%, 9/1/08 (AMBAC)               $    2,077

                     1,000  Dallas-Fort Worth Regional Airport
                                Rev., Series 1994 A, 5.90%,
                                11/1/08 (MBIA)                           1,070

                     1,000  Denison Hospital Auth. Rev.,
                                (Texoma Medical Center), 5.90%,
                                8/15/07                                  1,058

                     1,500  Harris County Health Facilities
                                Development Corp. Hospital Rev.,
                                (Memorial Hospital System
                                Project), 6.80%, 6/1/01(1)               1,628

                     1,000  Houston Airport System Rev.,
                                5.125%, 7/1/16 (FGIC)                      986

                       500  North Texas Higher Education
                                Student Loan Rev., 6.875%,
                                4/1/02 (AMBAC)                             533

                     1,000  Tarrant County Health Facility
                                Development Corporation Health
                                System Rev., (Harris Methodist
                                Health System), 5.00%, 9/1/07
                                (AMBAC)(1)                               1,039

                     2,000  Texas Municipal Power Agency Rev.,
                                5.75%, 9/1/02 (MBIA)                     2,130

                     1,000  Texas Municipal Power Agency Rev.,
                                5.25%, 9/1/09 (MBIA)                     1,048

                     1,000  Texas GO, Series 1995 A,
                                6.50%, 10/1/03                           1,114

                     1,500  Texas Public Finance Auth.
                                Building Rev., (Technical College),
                                6.25%, 8/1/09 (MBIA)                     1,705

                     1,000  Texas Turnpike Auth. Rev.,
                                Series 1990 A, 7.00%, 1/1/99,
                                Prerefunded at 102% of Par
                                (AMBAC)(1)                               1,055
                                                                   -----------------

                                                                        18,464
                                                                   -----------------

UTAH -- 2.7%

                     1,000  Salt Lake County Municipal
                                Building Auth. Lease Rev.,
                                Series 1994 A, 6.00%,
                                10/1/07 (MBIA)                           1,086

                     1,295  Utah Housing Finance Agency
                                Single Family Mortgage Rev.,
                                5.65%, 7/1/06                            1,348

See Notes to Financial Statements


ANNUAL REPORT                            INTERMEDIATE-TERM TAX-FREE       17


                            SCHEDULE OF INVESTMENTS
                          INTERMEDIATE-TERM TAX-FREE

OCTOBER 31, 1997


Principal Amount            ($ in Thousands)                             Value
-----------------------------------------------------------------------------------

                   $1,000  Utah Municipal Finance Co-op
                                Local Government Rev.,
                                (University of Utah/University
                                Hospital Project), 6.60%,
                                5/15/00                             $    1,058
                                                                   -----------------

                                                                         3,492
                                                                   -----------------

VIRGINIA -- 1.1%

                     1,275  Metropolitan Washington D.C.
                                Airports Auth. Rev., Series 1992 A,
                                6.30%, 10/1/03 (MBIA)                    1,397
                                                                   -----------------

WASHINGTON -- 13.7%

                     1,000  Pierce County School District No. 3
                                GO, Series 1992 B, 5.80%,
                                12/1/99                                  1,035

                     1,000  Pierce County School District
                                No. 320 GO, 5.75%, 12/1/02               1,061

                     2,435  Port Seattle Rev., Series 1997 B,
                                5.10%, 10/1/03 (FGIC)                    2,511

                     1,385  Port Tacoma Rev., 4.70%, 12/1/04
                                (AMBAC)                                  1,393

                     2,000  Snohomish County Public Utility
                                District Rev., 5.625%,
                                1/1/05 (FGIC)                            2,128

                     1,000  Snohomish County School District
                                No. 15 GO, 6.125%, 12/1/03               1,061

                     1,000  Spokane County School District
                                No. 356 GO, 6.00%, 12/1/06
                                (FGIC)                                   1,104

                     1,000  Tacoma Electric System Rev.,
                                6.10%, 1/1/07 (FGIC)                     1,092

                     1,730  Tacoma Electric System Rev.,
                                6.00%, 1/1/07 (FGIC)                     1,904

                     1,000  Washington Public Power Supply
                                System Rev., Series 1990 B,
                                (Nuclear Project No. 1), 7.10%,
                                7/1/01 (FGIC)                            1,088

                     1,000  Washington Public Power
                                Supply Rev., Series 1990 C,
                                (Nuclear Project No. 2), 7.30%,
                                7/1/00                                   1,077

                       500  Washington Public Power Supply
                                System Rev., Series 1990 C,
                                (Nuclear Project No. 2), 7.00%,
                                7/1/01 (FGIC)                              546


Principal Amount            ($ in Thousands)                             Value
-----------------------------------------------------------------------------------

                    $1,000  Washington Public Power Supply
                                System Rev., Series 1993 A,
                                (Nuclear Project No. 1), 5.50%,
                                7/1/04                              $    1,050

                     1,000  Washington Public Power Supply
                                System Rev., Series 1997 B,
                                (Nuclear Project No. 1), 5.125%,
                                7/1/17                                     973
                                                                   -----------------

                                                                        18,023
                                                                   -----------------

WEST VIRGINIA -- 0.8%

                     1,090  West Virginia GO,
                                Series 1996 D, 5.00%,
                                11/1/10 (FGIC)                           1,099
                                                                   -----------------

WISCONSIN -- 3.0%

                     2,590  Wisconsin Health and
                                Educational Facility Rev.,
                                (Aurora Medical Group), 6.00%,
                                11/15/10 (FSA)                           2,886

                     1,060  Wisconsin Health and
                                Educational Facility Rev.,
                                Series 1991 B, (Wausau
                                Hospital), 6.30%, 8/15/00
                                (AMBAC)                                  1,119
                                                                   -----------------

                                                                         4,005
                                                                   -----------------

TOTAL MUNICIPAL SECURITIES -- 99.1%                                    130,194
                                                                   -----------------
    (Cost $124,802)

SHORT-TERM MUNICIPAL SECURITIES -- 0.9%

CALIFORNIA

                     1,200  California  VRDN, 4.00%,
                                11/3/97                                  1,200
                                                                   -----------------
    (Cost $1,200)

TOTAL INVESTMENT SECURITIES -- 100.0%                                 $131,394
                                                                   =================
    (Cost $126,002)

See Notes to Financial Statements


18      INTERMEDIATE-TERM TAX-FREE             AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                          INTERMEDIATE-TERM TAX-FREE

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Indemnity Corporation

FGIC = Financial Guaranty Insurance Company

FHA = Federal Housing Authority

FSA = Financial Security Assurance

GO = General Obligation

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate indicated is effective October 31, 1997.

(1)   Escrowed to maturity in U.S. Government Securities.

(2) Security is a zero-coupon municipal bond. The yield to maturity at purchase is shown instead of a stated coupon rate. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements


ANNUAL REPORT                            INTERMEDIATE-TERM TAX-FREE       19


                              LONG-TERM TAX-FREE

                                       30-DAY                        30-DAY TAX-EQUIVALENT YIELDS
                                         SEC             28%              31%             36%              39.6%
                                        YIELD        Tax Bracket      Tax Bracket     Tax Bracket       Tax Bracket
-----------------------------------------------------------------------------------------------------------------------
YIELDS AS OF OCTOBER 31, 1997

Long-Term Tax-Free                      4.53%           6.29%            6.57%           7.08%             7.50%

                                                                                 AVERAGE ANNUAL RETURNS
                                      6 MONTHS         1 YEAR           3 YEARS         5 YEARS          10
YEARS
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF
OCTOBER 31, 1997(1)

Long-Term Tax-Free ................     6.86%            8.59%           9.48%           7.41%             8.37%

Lehman Long-Term
Municipal Bond Index ..............     8.01%           10.02%          12.03%           8.67%            10.00%

Average General
Municipal Debt Fund(2) ............     6.35%             8.12%           8.96%          7.14%              8.47%

Fund's Ranking Among General
Municipal Debt Funds(2) ...........      --          66 out of 231   54 out of 179   36 out of 108     36 out of 68

(1) Returns for periods less than one year are not annualized.

(2)  According to Lipper Analytical Services.

See pages 44-45 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER TEN YEARS
$10,000 investment made 10/31/87

                   Long-Term            Lehman Long-Term
                    Tax-Free             Municipal Index
Oct-87               $10,000               $10,000
Dec-87               $10,419               $10,454
Mar-88               $10,675               $10,842
Jun-88               $10,881               $11,152
Sep-88               $11,181               $11,527
Dec-88               $11,498               $11,866
Mar-89               $11,548               $11,984
Jun-89               $12,236               $12,814
Sep-89               $12,131               $12,746
Dec-89               $12,595               $13,286
Mar-90               $12,502               $13,314
Jun-90               $12,822               $13,656
Sep-90               $12,709               $13,546
Dec-90               $13,371               $14,246
Mar-91               $13,577               $14,574
Jun-91               $13,805               $14,945
Sep-91               $14,377               $15,618
Dec-91               $14,978               $16,177
Mar-92               $14,991               $16,233
Jun-92               $15,559               $16,949
Sep-92               $15,948               $17,412
Dec-92               $16,118               $17,832
Mar-93               $16,695               $18,609
Jun-93               $17,219               $19,378
Sep-93               $17,833               $20,153
Dec-93               $18,076               $20,461
Mar-94               $17,089               $18,820
Jun-94               $17,204               $18,956
Sep-94               $17,310               $19,033
Dec-94               $17,066               $18,599
Mar-95               $18,206               $20,452
Jun-95               $18,588               $20,920
Sep-95               $19,105               $21,491
Dec-95               $20,223               $22,931
Mar-96               $19,667               $22,333
Jun-96               $19,747               $22,596
Sep-96               $20,330               $23,297
Dec-96               $20,848               $23,945
Mar-97               $20,700               $23,739
Jun-97               $21,472               $24,800
Sep-97               $22,166               $25,722
Oct-97               $22,339               $25,942

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.

PORTFOLIO AT A GLANCE
                                     10/31/97           10/31/96
Number of Securities                    74                 55
Weighted Average Maturity           17.4 years         17.8 years
Average Duration                     8.3 years          8.3 years
Expense Ratio                          0.58%              0.59%

Many of the investment terms in this report are defined in the Glossary on page 45.


20      LONG-TERM TAX-FREE                     AMERICAN CENTURY INVESTMENTS


                              LONG-TERM TAX-FREE

MANAGEMENT Q & A

    An interview with Dave MacEwen, a portfolio manager on the Long-Term Tax-Free fund investment team.

HOW DID THE FUND PERFORM?

    The fund performed very well. For the fiscal year ended October 31, 1997, the fund returned 8.59%, compared with the 8.12% average return of the 231 "General Municipal Debt Funds" tracked by Lipper Analytical Services. Over the last five years, the fund's returns consistently placed in the top third of its peer group. (See the Total Returns table on the previous page for other fund performance comparisons.)

    The fund also produced more current income than the average general municipal fund. The fund's 30-day SEC yield as of October 31 was 4.53%, compared with the 4.22% yield of the average general municipal fund.

SHAREHOLDERS RECENTLY VOTED TO MERGE THE BENHAM LONG-TERM TAX-EXEMPT AND TAX-FREE FUNDS. HAS THE MERGER CHANGED THE WAY YOU MANAGE THE FUND?

    No. The integration of the two funds was seamless--the funds had similar investment objectives and policies and had been managed by the same investment team for two years. In fact, the strategies and decisions described in this report applied to both funds during the period before the merger. The larger size of the new, merged fund should benefit shareholders because we're now able to buy larger blocks of securities, which should help save on transaction costs

[bar chart - data below]

LONG-TERM TAX-FREE'S ONE-YEAR RETURNS FOR THE PAST TEN YEARS (Periods ended October 31)

                 Long-Term       Lehman Long-Term
                  Tax-Free      Municipal Bond Index
10/88               14.15%              17.89%
10/89               7.75%               9.56%
10/90               5.04%               7.10%
10/91               12.54%              14.08%
10/92               7.43%               8.49%
10/93               14.32%              17.93%
10/94               -4.70%              -8.62%
10/95               14.45%              19.29%
10/96               5.60%               7.14%
10/97               8.59%               10.02%

This graph illustrates the fund's returns over the past 10 years and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 44 for a definition of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


ANNUAL REPORT                                    LONG-TERM TAX-FREE       21


                              LONG-TERM TAX-FREE

SHAREHOLDERS ALSO APPROVED A NEW UNIFIED MANAGEMENT FEE. WHAT EFFECT HAS THAT HAD ON THE FUND?

    The new unified fee structure has significantly lowered the management fee for this fund to well below the expense ratio for the average general municipal fund. This directly benefits the shareholder because we're delivering the same strong performance, but at a lower cost. And other things being equal, lower expenses mean higher yields and returns for our shareholders.

HOW HAS THE FUND MANAGED TO PRODUCE  SUCH STRONG LONG-TERM PERFORMANCE?

    We've produced strong yields and returns over time by conservatively managing the fund's duration and coupon structure. Fund shareholders have also been rewarded by our heavy emphasis on credit analysis and security selection.

HOW DID YOU ADJUST THE FUND'S DURATION DURING THE FISCAL YEAR?

    Because we manage the fund as a pure play on the long end of the municipal yield curve, we make only modest adjustments to the fund's duration--we generally keep it within a year either way of the fund's neutral duration of around eight years. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer a fund's duration, the more its share price tends to rise or fall when rates change.) We kept the fund's duration relatively long--at around 8.5 years or more--for much of the last six months. That helped the fund's return as rates fell throughout the period. However, we shortened the duration late in the period to lock in some of our gains and minimize the effect of recent market volatility on the fund (see page 3).

YOU MENTIONED THAT COUPON STRUCTURE ALSO PLAYS A BIG PART IN THE FUND'S PERFORMANCE. CAN YOU EXPLAIN HOW YOU POSITIONED THE FUND?

    Sure. Many outstanding long-term municipal bonds have interest coupons between 5.125% and 5.875%. We underweighted the fund in these securities, buying them only if there was a compelling credit story. Instead, we tried to maintain a "barbell" coupon structure, with the majority of the fund's assets in higher-coupon premium bonds and lower-coupon discount and non-callable bonds. (Premium bonds trade at prices above face value because their coupons are higher than the prevailing market interest rate;

TOP FIVE STATES (% of fund investments)

                    As of                                As of
                   10/31/97                             4/30/97
Illinois             15%             California           18%
California           11%             New York             15%
Washington            9%             Illinois             12%
Texas                 8%             Texas                11%
New York              7%             Massachussetts        6%


[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 10/31/97)
Revenue Bonds            62%
Prerefunded/ETM          13%
Land-Secured             10%
GO                        9%
COPs/Leases               6%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 4/30/97)
Revenue Bonds            60%
GO                       18%
COPs/Leases              13%
Land-Secured              5%
Prerefunded/ETM           4%


22       LONG-TERM TAX-FREE                        AMERICAN CENTURY INVESTMENTS


                              LONG-TERM TAX-FREE

discount bonds trade below face value because their rates are lower than the prevailing interest rate.)

    We used the premium bonds to help manage the fund's duration, while the discount bonds helped the fund's returns because their prices tend to rise more rapidly than premium bonds when rates fall.

WHY SUCH A SMALL HOLDING IN BONDS RATED BBB?

    Yield spreads between AAA and BBB securities at the long end of the municipal market reached historic lows during the period (see page 3). As a result, we didn't think we were being properly compensated for the additional credit risk of holding a lot of BBB securities. In the past, BBB rated bonds might offer yields 100 basis points or more above AAA bonds. Today, that risk premium can be as low as 20 or 30 basis points. As a result, we're very selective when adding these lower-rated securities to the fund. Nevertheless, our ability to buy the entire spectrum of investment-grade securities has helped the fund's performance. Though we held only about 5% of the fund in these lower-rated bonds, we've carefully selected securities we think have a good chance to appreciate in value as spreads continue to tighten.

LOOKING AHEAD, WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

    We have a very positive outlook for municipal securities. Inflation remains tame, having risen at an annualized rate of just 1.8% for the first 10 months of 1997. "Real" interest rates (nominal interest rates minus the inflation rate) are at levels that should inhibit inflation, and economic growth and strong productivity gains should continue to offset wage gains.

    Economic turmoil in Asia also means less chance for inflation in the U.S. Slower growth overseas could take the edge off of U.S. economic growth because it means slower business for U.S. exporters. And a strong U.S. dollar and weak Asian currencies mean Americans will be able to buy imported goods at lower prices.

    Smaller federal budget deficits are boosting the Treasury market by reducing the supply of available Treasury securities. Higher prices in the Treasury market also help make municipal securities a better relative value than Treasurys.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

    We'll likely keep the fund slightly longer than its neutral duration of around eight years. That should help the fund if municipal yields continue to decline. We also expect to be big buyers of municipal securities because their relative values are attractive. We'll continue to use a conservative, value-oriented approach to security selection that emphasizes careful credit analysis.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 10/31/97)
AAA            49%
AA             38%
A               8%
BBB             5%


PORTFOLIO COMPOSITION BY CREDIT RATING (as of 4/30/97)
AAA            54%
AA             24%
A               9%
BBB            13%


ANNUAL REPORT                                    LONG-TERM TAX-FREE       23

                            SCHEDULE OF INVESTMENTS
                              LONG-TERM TAX-FREE

OCTOBER 31, 1997


Principal Amount            ($ in Thousands)                             Value
-----------------------------------------------------------------------------------

MUNICIPAL SECURITIES

ALASKA(1)

                   $    25  Alaska Housing Finance Corp.
                                Rev., Series 1987 B, 8.75%,
                                12/1/16 (LOC: Swiss Bank)          $        26
                                                                   -----------------

ARIZONA -- 3.6%

                     4,000  Salt River Project Agriculture Rev.,
                                Series 1997 A, 5.00%, 1/1/20             3,870
                                                                   -----------------

CALIFORNIA -- 9.2%

                     1,000  Anaheim Public Financing Auth.
                                Lease Rev. Certificates of
                                Participation, Series 1997 C,
                                (Public Improvement Projects),
                                6.00%, 9/1/16 (FSA)                      1,105

                     1,000  California Public Works Lease
                                Rev., Series 1994 A, (University
                                Project), 6.20%, 10/1/08                 1,102

                     1,225  Long Beach Water Rev., 6.125%,
                                5/1/19                                   1,370

                     1,500  Los Angeles Community
                                Redevelopment Agency Rev.,
                                (Bunker Hill), 6.50%,
                                12/1/14 (FSA)                            1,674

                     1,500  Metropolitan Water District Rev.,
                                Series 1993 A, (Southern
                                California), 5.75%, 7/1/21               1,618

                     1,850  Northern California Power Agency
                                Rev., Series 1992 A,
                                (Hydroelectric Project #1),
                                6.25%, 7/1/12 (MBIA)                     2,014

                     1,000  San Jose Redevelopment Agency
                                Tax Allocation, Series 1993 D,
                                5.75%, 8/1/24                            1,020
                                                                   -----------------

                                                                         9,903
                                                                   -----------------

COLORADO -- 0.3%

                       300  Colorado Housing Finance Auth.
                                Rev., Series 1987 C, (Single
                                Family Residential), 8.70%,
                                9/1/07                                     308
                                                                   -----------------


Principal Amount            ($ in Thousands)                             Value
-----------------------------------------------------------------------------------

CONNECTICUT -- 3.0%

                    $1,000  Connecticut GO, Series 1993 E,
                                6.00%, 3/15/12                      $    1,105

                     1,880  Connecticut Development
                                Auth. Rev., Series 1994 A,
                                6.375%, 10/15/24                         2,065
                                                                   -----------------

                                                                         3,170
                                                                   -----------------

DISTRICT OF COLUMBIA -- 1.0%

                     1,000  District of Columbia Metropolitan
                                Area Transportation Auth. Rev.,
                                6.00%, 7/1/10 (FGIC)                     1,108
                                                                   -----------------

FLORIDA -- 4.4%

                       855  Broward County Resource
                                Recovery Facility Rev., (South
                                Project), 7.95%, 12/1/08                   931

                     1,000  Orlando Water and Electric Auth.
                                Rev., Series 1989 D, 6.75%,
                                10/1/17                                  1,210

                     1,000  St. Petersburg Health Auth. Rev.,
                                (Allegany Health), 7.00%,
                                12/1/15 (MBIA)                           1,108

                     1,350  Tampa Sports Auth. Sales Tax Rev.,
                                (Tampa Bay Arena Project),
                                5.75%, 10/1/25 (MBIA)                    1,461
                                                                   -----------------

                                                                         4,710
                                                                   -----------------

GEORGIA -- 1.1%

                     1,000  Georgia Municipal Electric Auth.
                                Rev., 6.50%, 1/1/12 (MBIA)               1,146
                                                                   -----------------

ILLINOIS -- 15.2%

                     1,000  Chicago Gas Supply Rev.,
                                Series 1985 B, (Peoples Gas),
                                7.50%, 3/1/15                            1,084

                     1,965  Chicago Metropolitan Water
                                Reclamation District Capital
                                Improvement GO, 6.25%,
                                12/1/14                                  2,206

                     1,000  Cook County GO, 7.00%,
                                11/1/00, Prerefunded at 102%
                                of Par (MBIA)(2)                         1,100

                     2,000  Illinois Dedicated Tax Rev.,
                                (Civic Center Project), 6.25%,
                                12/15/20 (AMBAC)                         2,251

See Notes to Financial Statements


24      LONG-TERM TAX-FREE                     AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                              LONG-TERM TAX-FREE

OCTOBER 31, 1997


Principal Amount            ($ in Thousands)                             Value
-----------------------------------------------------------------------------------

                    $1,500  Illinois Development Finance Auth.
                                Pollution Control Rev.,
                                Series 1990 A, (Central Illinois
                                Public Service), 7.60%, 3/1/14      $    1,616

                     1,000  Illinois Development Finance Auth.
                                Waste Disposal Rev., (Armstrong
                                World Industries Project), 5.95%,
                                12/1/24                                  1,053

                     1,500  Illinois GO, 6.25%, 10/1/06                  1,636

                       700  Illinois Health Facilities Auth. Rev.,
                                Series 1992 C, (Evangelical
                                Hospital), 6.75%, 4/15/02,
                                Prerefunded at 102% of Par(2)              780

                     1,140  Illinois Health Facilities Auth. Rev.,
                                Series 1992 C, (Evangelical
                                Hospital), 6.75%, 4/15/12(2)             1,325

                     1,000  Illinois Regional Transportation Auth.
                                Rev., Series 1990 A, 7.20%,
                                11/1/20 (AMBAC)                          1,254

                     2,000  Springfield Water Rev., 6.50%,
                                3/1/15                                   2,087
                                                                   -----------------

                                                                        16,392
                                                                   -----------------

INDIANA -- 2.2%

                     1,000      Indiana Municipal Power Agency Rev., Series 1990
                                A, 7.10%, 1/1/00, Prerefunded at 102%
                                of Par (AMBAC)(2)                        1,081

                     1,000  Indiana Transportation Financing
                                Auth. Highway Rev.,
                                Series 1990 A, 7.25%, 6/1/15             1,231
                                                                   -----------------

                                                                         2,312
                                                                   -----------------

KANSAS -- 1.0%

                     1,000  Kansas City Utility System Rev.,
                                6.375%, 9/1/23 (FGIC)                    1,105
                                                                   -----------------

KENTUCKY -- 1.3%

                     1,000  Carroll County Pollution Control
                                Rev., Series 1992 A, (Kentucky
                                Utilities Company Project),
                                7.45%, 9/15/16                           1,133

                       220  Kentucky Housing Corp. Rev.,
                                Series 1988 C, 7.90%,
                                1/1/21 (FHA)                               233
                                                                   -----------------

                                                                         1,366
                                                                   -----------------


Principal Amount            ($ in Thousands)                             Value
-----------------------------------------------------------------------------------

MASSACHUSETTS -- 6.0%

                    $1,000  Massachusetts Health and
                                Education Auth. Rev.,
                                Series 1992 F, 6.25%, 7/1/12
                                (AMBAC)                             $    1,112

                     1,690  Massachusetts Housing Finance
                                Agency Rev., Series 1993 H,
                                6.75%,11/15/12 (FNMA)                    1,822

                     1,115  Massachusetts Housing Finance
                                Agency Rev., Series 1993 A,
                                6.375%, 4/1/21                           1,173

                     2,500  Massachusetts Turnpike Auth.
                                Metropolitan System Rev.,
                                Series 1997 A, 1/1/37 (MBIA)             2,361
                                                                   -----------------

                                                                         6,468
                                                                   -----------------

MICHIGAN -- 5.8%

                     3,500  Detroit Sewer Disposal Rev.,
                                Series 1997 A, 5.00%,
                                7/1/22 (MBIA)                            3,361

                     3,000  Detroit Sewer Disposal Rev.,
                                Series 1997 A, 5.00%,
                                7/1/27 (MBIA)                            2,870
                                                                   -----------------

                                                                         6,231
                                                                   -----------------

NEW YORK -- 6.9%

                     1,250  Metropolitan Transportation Auth.
                                Rev., Series 1997 B-2, 5.00%,
                                7/1/20 (MBIA)                            1,207

                     1,000  Municipal Assistance Corp. Rev.,
                                Series 67, 7.625%, 7/1/99,
                                Prerefunded at 102% of Par(2)            1,078

                     1,000  New York Local Government
                                Assistance Corp. Rev.,
                                Series 1991 D, 6.75%, 4/1/07             1,119

                     1,000  New York State Environmental
                                Facilities Corp. Pollution Control
                                Rev., Series 1991 E, 6.30%,
                                6/15/02                                  1,085

                     3,000  New York State Urban
                                Development Corp. Rev., Series 4,
                                (Correctional Facilities),
                                5.375%, 1/1/23                           2,937
                                                                   -----------------

                                                                         7,426
                                                                   -----------------

See Notes to Financial Statements


ANNUAL REPORT                                    LONG-TERM TAX-FREE       25


                            SCHEDULE OF INVESTMENTS
                              LONG-TERM TAX-FREE

OCTOBER 31, 1997


Principal Amount            ($ in Thousands)                             Value
-----------------------------------------------------------------------------------

NORTH CAROLINA -- 1.0%

                    $1,000  North Carolina Municipal
Power
                                Agency #1 Rev.,
(Catawba
                                Electric), 6.00%, 1/1/10 (MBIA)      $    1,107
                                                                    -----------------

              OHIO -- 0.8%

                       750  Ohio Higher Educational
                                Facility Rev., Series 1990 B,
                                (Case Western Reserve
                                University), 6.50%, 10/1/20                 877
                                                                    -----------------

PENNSYLVANIA -- 4.0%

                     2,500  Allegheny County Airport Rev.,
                                Series 1997 B, (Pittsburgh
                                International Airport), 5.00%,
                                1/1/19 (MBIA)                             2,411

                     2,000  Philadelphia Water and Wastewater
                                Rev., Series 1997 A, 5.125%,
                                8/1/27 (AMBAC)                            1,933
                                                                    -----------------

                                                                          4,344
                                                                    -----------------

PUERTO RICO -- 0.5%

                       500  Puerto Rico Commonwealth GO,
                                6.45%, 7/1/17                               553
                                                                    -----------------

RHODE ISLAND -- 4.5%

                     1,100  Rhode Island Clean Water Safe
                                Drinking Rev., 6.70%,
                                1/1/15 (AMBAC)                            1,240

                     2,000  Rhode Island Depositors Economic
                                Protection Corp. Special
                                Obligation Rev., Series 1993 A,
                                6.25%, 8/1/16 (MBIA)                      2,239

                     1,300  Rhode Island Depositors Economic
                                Protection Corp. Special
                                Obligation Rev., Series 1993 B,
                                6.00%, 8/1/17 (MBIA)                      1,365
                                                                    -----------------

                                                                          4,844
                                                                    -----------------

SOUTH CAROLINA -- 2.8%

                     1,500  Piedmont Municipal Power Agency
                                Electric Rev., 6.75%, 1/1/19
                                (FGIC)                                    1,799

                       860  Piedmont Municipal Power Agency
                                Electric Rev., Series 1991 A,
                                6.50%, 1/1/16 (FGIC)                        999


Principal Amount            ($ in Thousands)                             Value
-----------------------------------------------------------------------------------

                    $  140  Piedmont Municipal Power Agency
                                Electric Rev., Series 1991 A,
                                6.50%, 1/1/16 (FGIC)(2)                $    161
                                                                    -----------------

                                                                          2,959
                                                                    -----------------

TEXAS -- 7.7%

                     1,000  Alliance Airport Auth. Special
                                Facilities Rev., (American Airlines
                                Project), 7.00%, 12/1/11                  1,168

                     1,000  Denison Hospital Auth. Rev.,
                                (Texoma Medical Center Income
                                Project), 6.125%, 8/15/12                 1,041

                     1,000  Denton Utility System Rev.,
                                Series 1996 A, 5.95%,
                                12/1/14 (MBIA)                            1,062

                     2,000  San Antonio Electric and Gas
                                System Rev., 7.10%, 2/1/09
                                (FGIC)(3)                                 1,145

                     1,000  Tarrant County Health Facility Rev.,
                                6.00%, 5/15/11 (MBIA)                     1,110

                     2,500  Texas Municipal Power Agency
                                Rev., Series 1991 A, 6.75%,
                                9/1/12 (AMBAC)                            2,741
                                                                    -----------------

                                                                          8,267
                                                                    -----------------

UTAH -- 1.2%

                     1,000  Salt Lake City Hospital Rev.,
                                Series 1988 A, (Intermountain
                                Health Corporation), 8.125%,
                                5/15/15(2)                                1,287
                                                                    -----------------

VIRGINIA -- 2.7%

                     1,000  Hampton Industrial Development
                                Auth. Rev., Series 1994 A,
                                (Sentara General Hospital),
                                6.50%, 11/1/12                            1,105

                     1,750  Virginia Housing Development
                                Auth. Rev., Series 1992 A,
                                (Single Family Mortgage),
                                7.10%, 1/1/17                             1,853
                                                                    -----------------

                                                                          2,958
                                                                    -----------------

See Notes to Financial Statements


26      LONG-TERM TAX-FREE                     AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                              LONG-TERM TAX-FREE

OCTOBER 31, 1997


Principal Amount            ($ in Thousands)                             Value
-----------------------------------------------------------------------------------

WASHINGTON -- 8.8%

                    $1,405  Port of Seattle Rev., 7.50%,
                                12/1/00, Prerefunded at 102%
                                of Par (AMBAC)(2)                    $    1,566

                     1,625  Seattle Metropolitan Sewer Rev.,
                                Series 1991 T, 6.875%, 1/1/00,
                                Prerefunded at 102% of Par(2)             1,748

                     1,000  Washington GO, Series 1990 A,
                                6.75%, 2/1/15                             1,185

                     1,000  Washington Public Power Supply
                                Rev., Series 1996 A,
                                (Nuclear Project #1), 5.75%,
                                7/1/12 (MBIA)                             1,046

                     4,000  Washington Public Power Supply
                                Rev., Series 1997 B,
                                (Nuclear Project #1), 5.125%,
                                7/1/17                                    3,891
                                                                    -----------------

                                                                          9,436
                                                                    -----------------

WISCONSIN -- 3.3%

                     1,180  Winneconne Community School
                                District GO, 6.75%,
                                4/1/14 (FGIC)                             1,332

                     1,900  Wisconsin Clean Water Rev.,
                                6.875%, 6/1/11                            2,263
                                                                    -----------------

                                                                          3,595
                                                                    -----------------

WYOMING -- 0.2%

                       190  Wyoming Community Development
                                Auth. Rev., Series 1990 B,
                                (Single Family Mortgage),
                                8.125%, 6/1/21 (FHA)                        200
                                                                    -----------------

TOTAL MUNICIPAL SECURITIES -- 98.5%                                     105,968
                                                                    -----------------
    (Cost $98,402)

SHORT-TERM MUNICIPAL SECURITIES-1.5%

CALIFORNIA

                     1,600  California VRDN, 4.00%,
                                11/3/97                                   1,600
                                                                    -----------------
    (Cost $1,600)

TOTAL INVESTMENT SECURITIES -- 100.0%                                  $107,568
                                                                    ==================
    (Cost $100,002)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Indemnity Corporation

FGIC = Financial Guaranty Insurance Co.

FHA = Federal Housing Authority

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective October 31, 1997.

(1) Investments in the state is less than 0.05% of the Fund's total investment securities.

(2)  Escrowed to maturity in U.S. Government Securities.

(3) Security is a zero-coupon municipal bond. The yield at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements


ANNUAL REPORT                                    LONG-TERM TAX-FREE       27


                     STATEMENTS OF ASSETS AND LIABILITIES

                                              LIMITED-TERM    INTERMEDIATE-TERM    LONG-TERM
OCTOBER 31, 1997                                TAX-FREE          TAX-FREE         TAX-FREE

ASSETS                                           ($ and Shares in Thousands, Except Per-Share Amounts)
Investment securities, at value
  (identified cost of $35,843, $126,002
  and $100,002, respectively) (Note 3)           $ 36,400          $131,394          $107,568

Cash ..................................               925               636                20

Receivable for investments sold .......             1,211             2,431             1,871

Interest receivable ...................               532             1,967             1,707
                                                 --------          --------          --------
                                                   39,068           136,428           111,166
                                                 --------          --------          --------
LIABILITIES

Disbursements in excess of
  demand deposit cash .................                 4               121               237

Payable for investments purchased .....             2,580             3,721             1,923

Payable for capital shares redeemed ...                27               110                89

Dividends payable .....................                 4                 3                 2

Accrued management fees (Note 2) ......                16                57                47
                                                 --------          --------          --------
                                                    2,631             4,012             2,298
                                                 --------          --------          --------
Net Assets ............................          $ 36,437          $132,416          $108,868
                                                 ========          ========          ========
CAPITAL SHARES

Outstanding (Unlimited number
  of shares authorized) ...............             3,603            12,661            10,125
                                                 ========          ========          ========
Net Asset Value Per Share .............          $  10.11          $  10.46          $  10.75
                                                 ========          ========          ========
NET ASSETS CONSIST OF:

Capital paid in .......................           $35,862          $126,768          $100,579

Accumulated undistributed net realized
  gain from investment transactions ...                18               256               723

Net unrealized appreciation on
  investments (Note 3) ................               557             5,392             7,566
                                              -----------       -----------       -----------
                                                  $36,437          $132,416          $108,868
                                              ===========       ===========       ===========
See Notes to Financial Statements


28      STATEMENTS OF ASSETS AND LIABILITIES   AMERICAN CENTURY INVESTMENTS


                           STATEMENTS OF OPERATIONS


                                    LIMITED-TERM  INTERMEDIATE-TERM  LONG-TERM
YEAR ENDED OCTOBER 31, 1997           TAX-FREE       TAX-FREE        TAX-FREE

INVESTMENT INCOME                                 ($ In Thousands)

Income:

Interest .......................        $2,056        $4,470        $3,757
                                        ------        ------        ------
Expenses (Note 2):

Management fees ................           259           490           378

Trustees' fees and expenses ....             1             2             2
                                        ------        ------        ------
                                           260           492           380
                                        ------        ------        ------
Net investment income ..........         1,796         3,978         3,377
                                        ------        ------        ------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)

Net realized gain on investments           283           758         1,546

Change in net unrealized
  appreciation on investments ..           164         1,119           853
                                        ------        ------        ------
Net realized and unrealized
gain on investments ............           447         1,877         2,399
                                        ------        ------        ------
Net Increase in Net Assets
Resulting from Operations ......        $2,243        $5,855        $5,776
                                        ======        ======        ======
See Notes to Financial Statements


ANNUAL REPORT                              STATEMENTS OF OPERATIONS       29

                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED OCTOBER 31, 1997
AND OCTOBER 31, 1996

                                                    LIMITED-TERM               INTERMEDIATE-TERM                  LONG-TERM
                                                      TAX-FREE                     TAX-FREE                       TAX-FREE

Increase (Decrease) in Net Assets                1997           1996           1997            1996            1997          1996
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS                                                              ($ and Shares In Thousands)

Net investment income ...................     $   1,796      $   2,306      $   3,978      $   3,787      $   3,377      $   3,007

Net realized gain on investments ........           283             23            758            185          1,546             27

Change in net unrealized
appreciation
 (depreciation) on investments ..........           164           (100)         1,119           (538)           853            134
                                              ---------      ---------      ---------      ---------      ---------      ---------
Net increase in net
assets
 resulting from operations ..............         2,243          2,229          5,855          3,434          5,776          3,168
                                              ---------      ---------      ---------      ---------      ---------      ---------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income ..............        (1,796)        (2,306)        (3,978)        (3,787)        (3,377)        (3,007)

From net realized gains
from
 investment transactions ................          (281)          --             (686)          (549)          (823)          --
                                              ---------      ---------      ---------      ---------      ---------      ---------
Decrease in net assets from distributions        (2,077)        (2,306)        (4,664)        (4,336)        (4,200)        (3,007)
                                              ---------      ---------      ---------      ---------      ---------      ---------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ...............        25,373         20,823         24,839         17,649         29,116         20,252

Proceeds from shares issued
in
 connection with acquisition (Note 4) ...          --             --           60,519           --           52,028           --

Proceeds from
reinvestment
 of distributions .......................         1,901          2,061          3,963          3,711          3,588          2,575

Payments for shares redeemed ............       (40,869)       (31,778)       (38,664)       (20,138)       (38,212)       (20,213)
                                              ---------      ---------      ---------      ---------      ---------      ---------
Net increase (decrease) in net
assets
 from capital share transactions ........       (13,595)        (8,894)        50,657          1,222         46,520          2,614
                                              ---------      ---------      ---------      ---------      ---------      ---------
Net increase (decrease) in net assets ...       (13,429)        (8,971)        51,848            320         48,096          2,775

NET ASSETS

Beginning of year .......................        49,866         58,837         80,568         80,248         60,772         57,997
                                              ---------      ---------      ---------      ---------      ---------      ---------
End of year .............................     $  36,437      $  49,866      $ 132,416      $  80,568      $ 108,868      $  60,772
                                              =========      =========      =========      =========      =========      =========
TRANSACTIONS IN SHARES
OF THE FUNDS

Sold ....................................         2,515          2,064          2,387          1,701          2,730          1,920

Shares issued in
connection
 with acquisition (Note 4) ..............          --             --            5,830           --            4,905           --

Issued in
reinvestment
 of distributions .......................           189            204            381            359            337            245

Redeemed ................................        (4,050)        (3,148)        (3,725)        (1,949)        (3,591)        (1,925)
                                              ---------      ---------      ---------      ---------      ---------      ---------
Net increase (decrease) .................        (1,346)          (880)         4,873            111          4,381            240
                                              =========      =========      =========      =========      =========      =========

See Notes to Financial Statements


20      STATEMENTS OF CHANGES IN NET ASSETS    AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century Municipal Trust (the Trust), is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham Limited-Term Tax-Free Fund (Limited-Term), American Century - Benham Intermediate-Term Tax-Free Fund (Intermediate-Term), and American Century - Benham Long-Term Tax-Free Fund (Long-Term) (the Funds) are three of the seven funds issued by the Trust. The Funds are diversified under the 1940 Act. Their objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The Funds invest primarily in municipal obligations with maturities based on each Fund's investment objective. The Funds may concentrate their investments in certain states and therefore may have more exposure to credit risk related to those states than funds that have broader geographical diversification. The following significant accounting policies, related to the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Portfolio securities are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes amortization of discounts and accretion of premiums.

    INCOME TAX STATUS--It is the policy of the Funds to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial reporting and tax purposes.

    ADDITIONAL INFORMATION--Certain officers and trustees of the Trust are also officers and/or directors, and as a group, controlling stockholders of American Century Companies, Inc., the parent of the Trust's investment manager, American Century Investment Management, Inc. (ACIM), the Trust's distributor, American Century Investment Services, Inc. and the Trust's transfer agent, American Century Services Corporation.

    FUTURES CONTRACTS--The Funds may buy and sell interest rate futures contracts relating to debt securities and write and buy put and call options relating to interest rate futures contracts. The Funds may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed or expires.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       31


                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

  For the period ended August 29, 1997, the Funds had a Management Agreement with ACIM that provided the Funds with investment advisory and management services in exchange for a single, unified management fee. Total expenses and the annualized expense ratios for the period under this agreement were as follows:


                                   LIMITED-TERM          INTERMEDIATE-TERM       LONG-TERM
----------------------------------------------------------------------------------------------

Management fees ....................  $227,729                $377,072            $286,675

Ratio of operating expenses to
average net assets .................   0.60%                   0.60%               0.60%

    At the time of the Funds' reorganizations (see Note 4), the existing agreement described above was replaced with a new unified management fee agreement. Under the new agreement, ACIM continues to provide all services required by the Funds. Expenses excluded from both agreements are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. The Funds are included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate.


The annualized Investment Category Fee schedule for each Fund is as follows:

     0.2800% of the first $1 billion
     0.2280% of the next $1 billion
     0.1980% of the next $3 billion
     0.1780% of the next $5 billion
     0.1650% of the next $15 billion
     0.1630% of the next $25 billion
     0.1625% of the average daily net assets over $50 billion

The annualized Complex Fee schedule (for all Funds) is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

    Management fees of $31,772 for Limited-Term, $112,745 for Intermediate-Term and $91,697 for Long-Term were incurred under the new management agreement.


32      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997
--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, for the year ended October 31, 1997, were as follows:

                                LIMITED-TERM        INTERMEDIATE-TERM         LONG-TERM
-------------------------------------------------------------------------------------------
                                                     ($ in Thousands)
PURCHASES

Municipal Debt Obligations ......  $32,547               $29,499               $41,899

PROCEEDS FROM SALES

Municipal Debt Obligations ......  $48,860               $41,428               $46,755

  The purchases and sales exclude amounts related to the nonfinancial accounting survivor prior to the merger. See Note 4.

  On  October  31,  1997,  the  composition  of  unrealized   appreciation   and
depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                              LIMITED-TERM        INTERMEDIATE-TERM         LONG-TERM
------------------------------------------------------------------------------------------
                                                   ($ in Thousands)

Appreciation ...................  $557                 $5,392                $7,566

Depreciation ...................   --                     --                   --
                               ---------              ---------            ---------
Net ............................  $557                  $5,392               $7,566
                               =========              =========            ==========

  The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4. REORGANIZATION PLAN

    On August 29, 1997, Limited-Term, Intermediate-Term, and Long-Term acquired all of the net assets of the American Century - Benham Limited-Term Tax-Exempt Fund (Limited-Term Tax-Exempt), American Century - Benham Intermediate-Term Tax-Exempt Fund (Intermediate-Term Tax-Exempt), and American Century - Benham Long-Term Tax-Exempt Fund (Long-Term Tax-Exempt), respectively, pursuant to a plan of reorganization approved by the acquired funds' shareholders on July 30, 1997. The surviving funds for the purposes of maintaining the financial statements and performance history in the post-reorganization are Limited-Term Tax-Exempt, Intermediate-Term Tax-Exempt, and Long-Term Tax-Exempt. These funds were also reorganized as funds issued by American Century Municipal Trust.

    The acquisition was accomplished by a tax-free exchange of shares of Limited-Term, Intermediate-Term, and Long-Term of 3,729,594, 5,588,194, and 4,402,660, respectively, for 3,729,594, 5,830,457, and 4,904,754 shares of
Limited-Term Tax-Exempt, Intermediate-Term Tax-Exempt, and Long-Term Tax-Exempt, respectively, outstanding on August 29, 1997. The net assets of Intermediate-Term, and Long-Term immediately before the acquisitions were $60,519,330 and $52,028,294, respectively. Since Limited-Term was not a legal entity prior to the merger, there were no net assets prior to the reorganization. Unrealized appreciation of $2,290,179 and $3,743,216 for Intermediate-Term and Long-Term, respectively, was combined with that of Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt. Immediately after the acquisition, the combined net assets of Limited-Term, Intermediate-Term, and Long-Term were $37,556,857, $133,562,791, and $106,095,509, respectively.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       33


                             FINANCIAL HIGHLIGHTS
                             LIMITED-TERM TAX-FREE

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)

                                         1997           1996            1995           1994          1993(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ..................  $10.08         $10.09          $9.95          $10.04         $10.00
                                     -----------     ---------      -----------    -----------     ----------
Income From
Investment Operations

  Net Investment Income ..............   0.41           0.43            0.44           0.36           0.21

  Net Realized and
  Unrealized Gain (Loss)
  on Investment Transactions .........   0.10          (0.01)           0.14          (0.09)          0.04
                                     -----------     ---------      -----------    -----------     ----------
  Total From
  Investment Operations ..............   0.51           0.42            0.58           0.27           0.25
                                     -----------     ---------      -----------    -----------     ----------
Distributions

  From Net Investment Income .........  (0.41)         (0.43)          (0.44)         (0.36)         (0.21)

  From Net Realized Gains
  on Investment Transactions .........  (0.07)           --              --             --             --
                                     -----------     ---------      -----------    -----------     ----------
  Total Distributions ................  (0.48)         (0.43)          (0.44)         (0.36)         (0.21)
                                     -----------     ---------      -----------    -----------     ----------
Net Asset Value, End of Period .......  $10.11         $10.08          $10.09          $9.95         $10.04
                                     ===========     =========      ===========    ===========     ==========
  Total Return(2) ....................   5.22%          4.26%           5.95%          2.75%          2.55%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ................   0.59%        0.38%(3)          --(3)          --(3)          --(3)

Ratio of Net Investment Income
to Average Net Assets ................   4.05%          4.28%           4.38%          3.62%        3.09%(4)

Portfolio Turnover Rate ..............    74%            68%             78%            42%            3%

Net Assets, End
of Period (in thousands) .............  $36,437       $49,866         $58,837        $60,857         $52,265

(1) March 1, 1993 (inception) through October 31, 1993.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) American Century Investment Management, Inc. had voluntarily waived its management fee through February 29, 1996. In absence of the waiver, the ratio of operating expenses to average net assets would have been 0.60%.

(4) Annualized.

See Notes to Financial Statements


34      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS
                          INTERMEDIATE-TERM TAX-FREE

                  For a Share Outstanding Throughout the Years Ended October 31

                                         1997           1996            1995           1994          1993(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Year ...................   $10.35         $10.45          $10.01         $10.75         $10.27
                                     -----------     ---------      -----------    -----------     ----------
Income From Investment Operations

  Net Investment Income .............    0.49           0.48            0.49           0.48           0.48

  Net Realized and
  Unrealized Gain (Loss)
  on Investment Transactions ........    0.21          (0.03)           0.52          (0.61)          0.55
                                     -----------     ---------      -----------    -----------     ----------
  Total From Investment
  Operations ........................    0.70           0.45            1.01          (0.13)          1.03
                                     -----------     ---------      -----------    -----------     ----------
Distributions

  From Net Investment Income ........   (0.49)         (0.48)          (0.49)         (0.48)         (0.48)

  From Net Realized Gains on
  Investment Transactions ...........   (0.10)         (0.07)          (0.08)         (0.13)         (0.07)
                                     -----------     ---------      -----------    -----------     ----------
  Total Distributions ...............   (0.59)         (0.55)          (0.57)         (0.61)         (0.55)
                                     -----------     ---------      -----------    -----------     ----------
Net Asset Value, End of Year ........   $10.46         $10.35          $10.45         $10.01         $10.75
                                     ===========     =========      ===========    ===========     ==========
  Total Return(2) ...................    6.88%          4.47%          10.41%         (1.25)%        10.25%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...............    0.58%          0.60%           0.60%          0.60%          0.72%

Ratio of Net Investment Income
to Average Net Assets ...............    4.71%          4.66%           4.77%          4.59%          4.51%

Portfolio Turnover Rate .............   35%(3)           39%             32%            74%            38%

Net Assets, End
of Year (in thousands) ..............  $132,416       $80,568         $80,248        $81,400         $98,740

(1) The data presented has been restated to give effect to a 10 to 1 stock split in the form of a stock dividend that occurred on November 13, 1993.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

(3) Purchases, sales, and market value amounts for Benham Intermediate-Term Tax-Free Fund prior to the merger were excluded from the portfolio turnover calculation. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements


ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       35

                             FINANCIAL HIGHLIGHTS
                              LONG-TERM TAX-FREE

                  For a Share Outstanding Throughout the Years Ended October 31

                                         1997           1996            1995           1994          1993(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Year ....................  $10.58         $10.54          $9.75          $11.10         $10.36
                                     -----------     ---------      -----------    -----------     ----------
Income From
Investment Operations

  Net Investment Income ..............   0.55           0.53            0.53           0.52           0.53

  Net Realized and
  Unrealized Gain (Loss)
  on Investment Transactions .........   0.33           0.04            0.83          (1.01)          0.90
                                     -----------     ---------      -----------    -----------     ----------
  Total From
  Investment Operations ..............   0.88           0.57            1.36          (0.49)          1.43
                                     -----------     ---------      -----------    -----------     ----------
Distributions

  From Net Investment Income .........  (0.55)         (0.53)          (0.53)         (0.52)         (0.53)

  From Net Realized Gains
  on Investment Transactions .........  (0.16)            -            (0.04)         (0.34)         (0.16)
                                     -----------     ---------      -----------    -----------     ----------
  Total Distributions ................  (0.71)         (0.53)          (0.57)         (0.86)         (0.69)
                                     ===========     =========      ===========    ===========     ==========
Net Asset Value, End of Year .........  $10.75         $10.58          $10.54          $9.75         $11.10

  Total Return(2) ....................   8.59%          5.60%          14.45%         (4.70)%        14.32%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ................   0.58%          0.59%           0.59%          0.60%          0.73%

Ratio of Net Investment Income
to Average Net Assets ................   5.16%          5.06%           5.24%          5.00%          4.90%

Portfolio Turnover Rate ..............  65%(3)           60%             61%            66%            81%

Net Assets, End
of Year (in thousands) ............... $108,868        $60,772         $57,997        $50,964        $70,757

(1) The data presented has been restated to give effect to a 10 to 1 stock split in the form of a stock dividend that occurred on November 13, 1993.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

(3) Purchases,  sales,  and market value amounts for Benham  Long-Term  Tax-Free
    Fund prior to the merger were excluded from the portfolio turnover calculation. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements


36      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of the American Century Municipal Trust and the Shareholders of the American Century - Benham Limited-Term Tax-Free Fund, American Century - Benham Intermediate-Term Tax-Free Fund, and American Century - Benham Long-Term Tax-Free Fund:

    We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century - Benham Limited-Term Tax-Free Fund, American Century - Benham Intermediate-Term Tax-Free Fund, and American Century - Benham Long-Term Tax-Free Fund (three of the Funds comprising American Century Municipal Trust) (the Funds) as of October 31, 1997, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets as of October 31, 1996 and the financial highlights for the four years in the period ended October 31, 1996, were audited by other auditors, whose report, dated November 20, 1996, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with generally accepted principles.

Coopers & Lybrand L.L.P.

Kansas City, Missouri
December 11, 1997


ANNUAL REPORT                     REPORT OF INDEPENDENT ACCOUNTANTS       37


                             PROXY VOTING RESULTS

    An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

    A summary of voting results is listed below each proposal.

PROPOSAL 1:

    To vote on the selection by the Board of Trustees of Coopers & Lybrand L.L.P. as independent auditors for the Trust.

                                INTERMEDIATE-            LONG-TERM
                                TERM TAX-FREE             TAX-FREE

       For:                      4,422,112                3,299,956
       Against:                    65,935                  159,909
       Abstain:                    22,711                  34,221

PROPOSAL 2:

    To vote on the approval of a Management Agreement with American Century Investment Management, Inc.

                                INTERMEDIATE-             LONG-TERM
                                TERM TAX-FREE             TAX-FREE

       For:                      4,307,899                3,160,399
       Against:                   171,279                  258,674
       Abstain:                    31,580                  41,024
       Broker
       Non-Vote:                      -                    33,989

PROPOSAL 3:

    To vote on the adoption of standardized investment limitations for the following items.

* Eliminate the fundamental investment limitation concerning diversification of investments.

                                INTERMEDIATE-            LONG-TERM
                                TERM TAX-FREE            TAX-FREE

       For:                      4,101,045               3,046,273
       Against:                   312,194                 359,391
       Abstain:                    72,042                 54,433
       Broker
       Non-Vote:                   25,477                 33,989

* Amend the fundamental investment limitation concerning the issuance of senior securities.

                                INTERMEDIATE-            LONG-TERM
                                TERM TAX-FREE             TAX-FREE

       For:                      4,116,345                3,084,567
       Against:                   291,978                  319,167
       Abstain:                    76,958                  56,363
       Broker
       Non-Vote:                   25,477                  33,989

*  Amend the fundamental investment limitation concerning borrowing.

                                INTERMEDIATE-             LONG-TERM
                                TERM TAX-FREE             TAX-FREE

       For:                      4,098,681                3,084,846
       Against:                   311,824                  322,344
       Abstain:                    74,776                  52,907
       Broker
       Non-Vote:                   25,477                  33,989


38      PROXY VOTING RESULTS                      AMERICAN CENTURY INVESTMENTS


                             PROXY VOTING RESULTS

*   Amend the fundamental investment limitation concerning lending.

                                INTERMEDIATE-             LONG-TERM
                                TERM TAX-FREE             TAX-FREE

    For:                         4,083,083                3,081,165
       Against:                   327,422                  325,078
       Abstain:                    74,776                  53,854
       Broker
       Non-Vote:                   25,477                  33,989

* Amend the fundamental investment limitation concerning concentration of investments in a particular industry.

                                INTERMEDIATE-             LONG-TERM
                                TERM TAX-FREE             TAX-FREE

       For:                      4,082,999                3,056,799
       Against:                   328,585                  349,645
       Abstain:                    73,697                  53,653
       Broker
       Non-Vote:                   25,477                  33,989

* Eliminate the fundamental investment limitation regarding investments in illiquid securities.

                                INTERMEDIATE-             LONG-TERM
                                TERM TAX-FREE             TAX-FREE

       For:                      4,094,788                3,079,242
       Against:                   315,955                  326,422
       Abstain:                    74,538                  54,433
       Broker
       Non-Vote:                   25,477                  33,989

*  Eliminate  the  fundamental   limitation   concerning   investment  in  other
   investment companies.

                                INTERMEDIATE-            LONG-TERM
                                TERM TAX-FREE             TAX-FREE

       For:                      4,100,898                3,082,424
       Against:                   309,607                  324,349
       Abstain:                    74,776                  53,324
       Broker
       Non-Vote:                   25,477                  33,989

* Amend the fundamental investment limitation concerning investments in real estate.

                                INTERMEDIATE-             LONG-TERM
                                TERM TAX-FREE             TAX-FREE

       For:                      4,087,490                3,085,025
       Against:                   291,373                  319,078
       Abstain:                   106,418                  55,994
       Broker
       Non-Vote:                   25,477                  33,989

*  Amend the fundamental investment limitation concerning underwriting.

                                INTERMEDIATE-             LONG-TERM
                                TERM TAX-FREE             TAX-FREE

       For:                      4,071,702                3,077,412
       Against:                   336,621                  324,175
       Abstain:                    76,958                  58,510
       Broker
       Non-Vote:                   25,477                  33,989

*  Amend the fundamental investment limitation concerning commodities.

                                INTERMEDIATE-             LONG-TERM
                                TERM TAX-FREE             TAX-FREE

       For:                      4,065,239                3,065,616
       Against:                   342,026                  330,426
       Abstain:                    78,016                  64,055
       Broker
       Non-Vote:                   25,477                  33,989

*    Eliminate the fundamental limitation concerning short sales.

                                INTERMEDIATE-             LONG-TERM
                                TERM TAX-FREE             TAX-FREE

       For:                      4,079,866                3,097,379
       Against:                   327,399                  302,001
       Abstain:                    78,016                  60,717
       Broker
       Non-Vote:                   25,477                  33,989


ANNUAL REPORT                                     PROXY VOTING RESULTS      39


                             PROXY VOTING RESULTS

* Eliminate the fundamental investment limitation concerning margin purchases of securities.

                                INTERMEDIATE-             LONG-TERM
                                TERM TAX-FREE             TAX-FREE

       For:                      4,065,366                3,062,146
       Against:                   342,979                  339,345
       Abstain:                    76,936                  58,606
       Broker
       Non-Vote:                   25,477                  33,989

*  Eliminate the fundamental investment limitation concerning warrants.

                                INTERMEDIATE-             LONG-TERM
                                TERM TAX-FREE             TAX-FREE

       For:                      4,094,196                3,076,632
       Against:                   310,759                  323,526
       Abstain:                    80,326                  59,939
       Broker
       Non-Vote:                   25,477                  33,989

* Eliminate the fundamental investment limitation concerning investments in oil, gas and mineral exploration development programs.

                                INTERMEDIATE-           LONG-TERM
                                TERM TAX-FREE            TAX-FREE

       For:                      4,100,348               3,051,843
       Against:                   307,021                 350,295
       Abstain:                    77,912                 57,959
       Broker
       Non-Vote:                   25,477                 33,989

* Eliminate the fundamental investment limitations concerning investments in securities owned by officers and directors.

                                INTERMEDIATE-             LONG-TERM
                                TERM TAX-FREE             TAX-FREE

       For:                      4,066,537                3,062,113
       Against:                   337,467                  343,456
       Abstain:                    81,277                  54,528
       Broker
       Non-Vote:                   25,477                  33,989


    The following proposal was voted on by the shareholders of the former Benham Limited-Term Tax-Exempt, Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt funds. See Note 4 in Notes to Financial Statements.

PROPOSAL 1:

    To vote on the approval of a plan of reorganization.

                         LIMITED-TERM         INTERMEDIATE-       LONG-TERM
                                                  TERM
       For:               2,815,954            3,693,893          3,422,476
       Against:            130,212              107,458            142,179
       Abstain:             44,230               79,137            4,9238


40      PROXY VOTING RESULTS                   AMERICAN CENTURY INVESTMENTS


                                     NOTES


ANNUAL REPORT                                                 NOTES       41


                                     NOTES


42      NOTES                                  AMERICAN CENTURY INVESTMENTS


                                     NOTES


ANNUAL REPORT                                                 NOTES       43


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

    In addition to these principles, each fund has its own investment policies:

    LIMITED-TERM TAX-FREE seeks interest income exempt from federal income taxes by investing in municipal securities. The fund maintains a weighted average maturity of five years or less.

    INTERMEDIATE-TERM TAX-FREE seeks interest income exempt from federal income taxes by investing in municipal securities. The fund maintains a weighted average maturity of from five to 10 years.

    LONG-TERM TAX-FREE seeks interest income exempt from federal income taxes by investing in municipal securities. The fund maintains a weighted average maturity of 10 or more years.

COMPARATIVE INDICES

    The indices listed below are used in the report to serve as a comparison for the performance of a fund. They are not investment products available for purchase.

    The MERRILL LYNCH 0- TO 3-YEAR MUNICIPAL INDEX is composed of 23 municipal securities with an average maturity of approximately two years. The bonds in the index have an average rating of AA1.

    The LEHMAN BROTHERS FIVE-YEAR MUNICIPAL GENERAL OBLIGATION INDEX is a municipal bond index composed of bonds with maturities of four to six years. The bonds are rated BBB or higher by Standard & Poor's, with an average rating of AA. The average maturity of the index is five years.

    The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is a broad-based, total return index. The index is composed of municipal bonds with maturities greater than 22 years. The bonds are all investment grade, fixed rate and are selected from issues larger than $50 million dated since January 1984.

LIPPER RANKINGS

    LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

    The Lipper categories for the Tax-Free funds are:

    SHORT/INTERMEDIATE MUNICIPAL DEBT FUNDS (Limited-Term Tax-Free)--funds that invest in municipal debt issues with dollar-weighted average maturities of one to five years.

    INTERMEDIATE MUNICIPAL DEBT FUNDS (Intermediate-Term Tax-Free)--funds that invest in municipal debt issues with dollar-weighted average maturities of five to 10 years.

    GENERAL MUNICIPAL DEBT FUNDS (Long-Term Tax-Free)--funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings (AAA, AA, A and BBB).

--------------------------------------------------------------------------------
INVESTMENT TEAM LEADERS
--------------------------------------------------------------------------------
Portfolio Managers                            Dave MacEwen
                                               Joel Silva

Credit Research Manager                       Steven Permut
--------------------------------------------------------------------------------

44      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 34-36.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund' s investments is reinvested and generating additional income.

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

* YIELD CURVE--a graphic representation of the relationship between maturity and
yield  for  fixed-income   securities.   Yield  curve  graphs  plot  lengthening
maturities along the horizontal axis and rising yields along the vertical axis.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* AMT PAPER--instruments with income subject to the federal alternative minimum tax.

* COPS/LEASES--securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases.

* GO BONDS--general obligation securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS--securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

* MUNICIPAL COMMERCIAL PAPER (CP)--high-grade short-term securities backed by a line of credit from a bank.

* MUNICIPAL NOTES--securities with maturities of two years or less.

* PREREFUNDED BONDS/ETM BONDS--securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS--securities backed by revenues from sales taxes or from a specific project, system or facility (such as a hospital, electric utility or water system).

* VARIABLE-RATE DEMAND NOTES (VRDNS)--securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.


ANNUAL REPORT                                              GLOSSARY       45

[american century logo]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUNICIPAL TRUST


INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


AMERICAN CENTURY INVESTMENT SERVICES, INC.


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